United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

811-4017

(Investment Company Act File Number)

Federated Equity Funds

_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, Pennsylvania 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant's Telephone Number)

John W. McGonigle, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/14

Date of Reporting Period: 11/30/14

Item 1. Reports to Stockholders

Annual Shareholder Report
November 30, 2014
Share Class	Ticker
Institutional	FGLEX

Federated Emerging Markets Equity Fund
(formerly, Federated Global Equity Fund)

A Portfolio of Federated Equity Funds

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of the Federated Emerging Markets Equity Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended November 30, 2014, was -0.67% for the Institutional Shares. The total return of the Fund's benchmark, the MSCI Emerging Markets Index (MSCI EM)1 was 1.06% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI EM.
Effective April 28, 2014, Federated Global Equity Fund was renamed Federated Emerging Markets Equity Fund. In addition to the name change, the Fund's investment strategy and benchmark were modified to focus primarily in equity securities of emerging markets (EM).
From December 1, 2013 through April 28, 2014, the Fund's return was -1.06%, compared to the Fund's former broad-based securities market index, MSCI All Country World Index (MSCI ACWI),1 which returned 2.92%. During this period, the Fund underperformed the benchmark. The major contributors to the relative Fund performance were: (a) country allocation; (b) stock selection; (c) U.S. industry group allocation and (d) currency allocation.
From May 1, 2014 to November 30, 2014, the period following the transition, the Fund's return was 0.40%, underperforming the MSCI EM Index, the Fund's new broad-based securities market index, which returned 2.92%. During this period, the major contributors to the relative Fund performance were: (a) country allocation; (b) stock selection; and (c) currency allocation.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Global equity markets2 rallied over the last year despite below-trend economic growth. Outside the U.S., central banks in Europe and Japan aggressively loosened monetary policy as efforts to fight off deflation escalated. As a result, divergent expectations for yields drove the strongest move up in the U.S. dollar, relative to other major world currencies, in the last ten years. Weaker foreign currencies in Europe and Japan buttressed the outlook for profits and earnings growth. However, while foreign stocks were up 8.77% in local terms, as measured by the MSCI ACWI ex USA Index,3 over the reporting period, the returns for U.S. investors were basically flat, up 0.61%, due to the strong U.S. dollar. Prospects for this divergent trend continued into the end of the reporting period as the outlook for economic growth in the U.S. improved, commodity prices dropped, and the projections for recovery and sustained economic improvement in Europe and Japan were pushed out in time.
Annual Shareholder Report
1

The European equity market, as measured by MSCI AC Europe Index,4 returned 7.54% in local terms and -0.63% for U.S. dollar based investors. At the beginning of the year, expectations for an improvement in economic activity in Europe were high. By early summer, due to the effects of prolonged fiscal austerity across much of the continent, a de facto tightening of monetary policy as the European Central Bank (ECB) balance sheet shrunk and insecurity as a result of Russian conflict with Ukraine, economic growth came in worse than forecast and expectations for a recovery moderated. In light of the deteriorating economic outlook and declining inflation expectations, the ECB continued to take an aggressive stance in order to fight off deflation. The ECB said that low interest rates would remain in place for an extended period and took the unprecedented step of lowering deposit rates below zero to -0.10% in June and then further to -0.20% in September. As of the end of the reporting period, further quantitative easing was expected by the ECB over the next few months with full scale quantitative easing on the table. Structural reforms across the continent were progressing at a slower than expected pace; however the recent poor economic news has re-energized the policymakers and government officials, particularly in France and Italy. The banking union in the European Union progressed positively, as the stress-test and Asset Quality Review was concluded in October, lending support for the view that the European Union financial system is currently sound. The Single Supervisory Mechanism became fully functional as of November 4, 2014, a historical event intended to allow for a more harmonious financial system across the continent.
The Japanese equity market, as measured by MSCI Japan Index,5 returned 13.80% in local terms and -1.85% for U.S. dollar based investors. The key events for investors in Japan this year included the consumption tax hike in April and the aggressive action from the Bank of Japan (BOJ) late in the period. Prime Minister Abe's broad plan for economic revitalization, or “Abenomics,” which gained traction in late 2013 into 2014 was dramatically derailed by the deep downturn in economic growth in Q2 and Q3. The greater than expected sluggishness prompted a quick response from the BOJ, which increased the scale of quantitative easing, and the government announced it would postpone the scheduled 2015 tax hike, implement a new fiscal spending package and called for snap elections in mid-December in order to affirm the government's mandate for further structural reforms. Despite the contraction in the economy, Japanese corporate sales and earnings rose sharply during the period, accompanied by very strong upward earnings revisions. Corporate profitability is at a seven-year high, return on equity has risen to multi-year highs, the currency is now very competitive, and the labor market, in terms of jobs and wages, has been improving. The prompt and aggressive monetary and fiscal actions led to an improved outlook for Japanese Gross Domestic Product growth now expected to be up 1.3% in real terms for 2015.
Annual Shareholder Report
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EM equities rallied in the first half then retreated during the last few months of the reporting period. The EM Index returned 1.06%6 in U.S. dollar terms with divergent performance as Asia markets (EM Asia Index)7 rose 5.57% while European markets (MSCI EM Europe Index)8 fell 19.14%. Similar to other non-U.S. markets, currency played a large role in the performance. The U.S. dollar strength and weakness in commodities was a key driver in certain emerging markets. In emerging Europe, the downturn in energy prices helped countries like Poland and the Czech Republic, however it hurt Russia. In addition to the volatility in energy prices, political instability resulting from Russian conflict with Ukraine, and the slump in demand from the euro area, hurt the economic outlook. As with Russia, the slump in oil and metals prices hurt exporters in the Latin America (MSCI EM Latin America Index)9 where stocks declined 5.83% for the reporting period. A bright spot for EM was South East Asia where a solid demand recovery took shape in India, Indonesia and Thailand, which was boosted further by positive political change, more responsible monetary policies, and renewed political stability. As measured by the respective MSCI country indices, the markets in the region were up in 15-35% despite their weaker currencies.
For the 12-month reporting period ended November 30, 2014, the MSCI USA Index10 (16.07%) outperformed both the EM Index and MSCI EAFE Index. There was a strong divergence amongst country returns.11 Denmark (16.88%) was the only developed country to beat the MSCI USA Index return. The top performing major EM countries were India (MSCI India up 36.07%) and Taiwan (MSCI Taiwan up 13.40%), while laggards included Russia (MSCI Russia down 28.89%) and South Korea (MSCI South Korea down 10.43%).
FUND PERFORMANCE
Country allocation remained a key driver of performance for the year, as it consistently has in the past. The Fund maintained exposure to select healthy, high sovereign quality, developed and emerging markets. From December 1, 2013 through April 28, 2014, the Fund underperformed the Morningstar World Stock Funds Average,12 which had a total return of 2.83%. From April 28, 2014 to November 30, 2014, the period following the transition, the Fund underperformed the Morningstar Diversified Emerging Markets Funds Average,12 which had a total return of 2.58%.
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As the Federated Global Equity Fund from December 1, 2013 through April 28, 2014, Management's decision to overweight developed Europe contributed positively to Fund performance. The Fund's top performer was Denmark which benefited from a steadily improving domestic economy and higher consumer confidence. Germany, which was the Fund's largest overweight during the period, also positively affected Fund performance. Performance in Germany was driven by improving auto sales and exports. The Fund's exposure to Japan negatively impacted the performance as concerns over effects of the April consumption tax increase would have on economic activity and the effectiveness of Abenomics weighed on the stock market early in the period. The Japanese stock market underperformance was broad-based across a number of sectors and industries. In the Americas, the Fund's overweight to U.S. financials and positioning in Brazil also negatively impacted performance.
As the Federated Emerging Markets Equity Fund from April 28, 2014 through November 30, 2014, the Fund's positions in Asia contributed positively to performance. In Taiwan, economic expansion was driven by growth in domestic consumption and accelerating industrial production. Taiwan Semiconductor Mfg. Co. Ltd. (16.6%), our largest holding in the country, contributed positively to performance. In India, optimism over the May election of Narendra Modi as Prime Minister led to a broad based rally in Indian stocks as holdings in ICICI Bank Ltd (37.8%), and software company Infosys Technologies (33.8%) outperformed during the period. The Fund's overweight to Thailand and underweight to Malaysia also helped performance. In Europe, country allocation decisions detracted from the Fund's performance. Management's decision to overweight countries in Central Europe, such as Poland, Germany and Austria, detracted from Fund performance. As discussed in the Market Overview above, retaliatory sanctions, energy insecurity and heightened political risk emanating from the Ukraine/Russian tensions negatively impacted business and consumer confidence and the Pan-European economy. During the reporting period, Polish bank Mbank SA (-14.0%) and Austrian bank Erste Group Bank AG (-30.8%) underperformed. The Fund's holdings of German companies with EM exposure such as Daimler AG (-22.3%) also hurt performance, while our underweight of Russian stocks and the Ruble helped performance.
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During the reporting period, the Fund invested in currency forwards for hedging purposes. The overall net returns of the currency forward positions contributed negatively to Fund performance. Positive contribution from our short euro (versus the U.S. dollar) offset by our short position in the South Korean won (versus the U.S. dollar) and a long position in the Russian ruble (versus the U.S. dollar) held early in the year.
1	Effective April 28, 2014, due to the Fund's change in investment strategy, the Fund's investment adviser has elected to change the Fund's broad-based securities market index from the MSCI ACWI to the MSCI EM. The MSCI EM is more representative of the securities in which the Fund invests. The MSCI ACWI had a total return of 8.04% during the reporting period. Please also see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EM and the MSCI ACWI.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. Prices of emerging-markets securities can be significantly more volatile than the prices of securities in developed countries and currency risk and political risks are accentuated in emerging markets.
3	The MSCI ACWI ex USA Index captures large- and mid-cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 EM countries. The index covers approximately 85% of the global equity opportunity set outside the U.S. The index is unmanaged, and it is not possible to invest directly in an index.
4	The MSCI AC Europe Index captures large- and mid-cap representation across 15 DM countries and 6 EM countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
5	The MSCI Japan Index is designed to measure the performance of the large- and mid-cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan. The index is unmanaged, and it is not possible to invest directly in an index.
6	The MSCI EM Index captures large- and mid-cap representation across 23 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
7	The MSCI EM Asia Index captures large- and mid-cap representation across 8 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
8	The MSCI EM Europe Index captures large- and mid-cap representation across 6 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
9	The MSCI EM Latin America Index captures large- and mid-cap representation across 5 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
10	The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. The index covers approximately 85% of the free float-adjusted market capitalization in the U.S. The index is unmanaged, and it is not possible to invest directly in an index.
11	The MSCI country indexes are constructed by identifying every listed security in the market. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float. The indices are unmanaged, and it is not possible to invest directly in an index.
12	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated Emerging Markets Equity Fund (Institutional Shares) from December 3, 2010 (start of performance) to November 30, 2014, as compared to the MSCI Emerging Markets Index (MSCI EM)2 and the MSCI All Country World Index (MSCI ACWI).3 The Average Annual Total Return table below shows returns for Institutional Shares over the stated periods.
Growth of a $10,000 Investment
Growth of $10,000 as of November 30, 2014
Average Annual Total Returns for the Period Ended 11/30/2014
	1 Year	Start of Performance*
Institutional Shares	-0.67%	7.70%
MSCI EM	1.06%	-0.26%
MSCI ACWI	8.04%	9.60%
*	The Fund's Institutional Shares commenced operations on 12/3/2010.
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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI ACWI has been adjusted to reflect the reinvestment of dividends on securities in the index.
2	The MSCI EM Index captures large- and mid-cap representation across 23 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. Effective April 28, 2014, due to the Fund's change in investment strategy, the Fund's investment adviser has elected to change the Fund's broad-based securities market index from the MSCI ACWI to the MSCI EM. The MSCI EM is more representative of the securities in which the Fund invests. The index is not adjusted to reflect sales loads, expenses and other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MSCI ACWI captures large- and mid-cap representation across 23 developed markets countries and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The index is not adjusted to reflect sales loads, expenses and other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
China	16.1%
Taiwan	15.6%
South Africa	10.7%
Brazil	9.8%
India	8.1%
Mexico	7.2%
South Korea	6.8%
Indonesia	6.7%
Thailand	6.5%
Poland	4.3%
United Arab Emirates	3.1%
Russia	2.4%
Other[2]	1.0%
Other Security Types[3]	0.0%[4]
Cash Equivalents[5]	2.2%
Derivative Contracts[6]	0.1%
Other Assets and Liabilities—Net[7]	(0.6)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	For purposes of this table, country classification constitute 97.3% of the Fund's total net assets. Remaining countries have been aggregated under the designation “Other.”
3	Other Security Types consists of a Warrant.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
6	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
7	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
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At November 30, 2014, the Fund's sector classification composition8 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	30.9%
Information Technology	22.2%
Consumer Discretionary	10.9%
Materials	9.1%
Consumer Staples	7.2%
Energy	5.4%
Telecommunication Services	5.0%
Industrials	3.1%
Utilities	2.7%
Health Care	1.8%
Other Security Types[3]	0.0%[4]
Cash Equivalents[5]	2.2%
Derivative Contracts[6]	0.1%
Other Assets and Liabilities—Net[7]	(0.6)%
TOTAL	100.0%
8	Except for Derivative Contracts, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2014
Shares			Value in U.S. Dollars
		COMMON STOCKS—98.3%
		Brazil—9.8%
22,900		AMBEV SA, ADR	$149,995
9,000		Banco Bradesco SA, ADR	139,320
7,200		BB Seguridade Participacoes SA	93,910
5,200		Cielo S.A.	88,795
13,620		Itau Unibanco Holding SA, ADR	205,117
14,000		Kroton Educacional SA	97,529
10,000		Petroleo Brasileiro SA, ADR	102,100
7,800		Souza Cruz SA	62,126
9,800		Vale SA, ADR	76,146
		TOTAL	1,015,038
		China—16.1%
3,000	[1]	21Vianet Group, Inc., ADR	56,460
700	[1]	Alibaba Group Holding Ltd., ADR	78,148
1,000	[1]	Baidu, Inc., ADR	245,110
30,000		Brilliance China Automotive Holdings Ltd.	51,140
340,000		China Construction Bank Corp.	257,349
22,000		China Oilfield Services Ltd.	38,751
40,000		China Overseas Land & Investment Ltd.	119,919
32,000		Great Wall Motor Company Ltd.	161,542
90,000		Huaneng Power International, Inc.	105,606
1,300		NetEase, Inc., ADR	137,371
400		PetroChina Co. Ltd., ADR	42,808
18,000		Sinopharm Group Co., Ltd.	67,077
18,700		Tencent Holdings Ltd.	298,997
		TOTAL	1,660,278
		India—8.1%
2,600	[2]	Axis Bank Ltd., GDR	99,970
1,400	[2]	Gail India Ltd., GDR	66,500
3,300		ICICI Bank Ltd., ADR	194,337
2,000		Infosys Technologies Ltd., ADR	139,680
3,850	[2]	Larsen & Toubro Ltd., GDR	101,833
3,200		Tata Motors Ltd., ADR	146,112
11,100	[2]	Tata Steel Ltd., GDR	84,693
		TOTAL	833,125
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Indonesia—6.7%
200,000		PT Astra International Tbk	$116,765
80,800		PT Bank Mandiri Tbk	69,684
170,000		PT Bank Rakyat Indonesia Tbk	160,542
46,300		PT Indocement Tunggal Prakarsa Tbk	93,613
255,000		PT Surya Citra Media Tbk	67,072
360,000		PT Telekomunikasi Indonesia Tbk	83,333
39,500		PT Unilever Indonesia Tbk	102,925
		TOTAL	693,934
		Italy—0.4%
5,286		UniCredit SpA	39,076
		Mexico—7.2%
2,700		America Movil S.A.B. de C.V., Class L, ADR	64,017
700		Fomento Economico Mexicano, SA de C.V., ADR	67,928
17,500		Grupo Financiero Banorte S.A. de C.V.	99,213
34,000		Grupo Financiero Inbursa, S.A. de C.V., Class O	91,980
40,000		Grupo LaLa SAB de C.V.	81,992
37,000		Nuevo Grupo Mexico SA, Class B	121,423
20,000		OHL Mexico SAB de C.V.	45,754
80,000		Wal-Mart de Mexico SAB de C.V.	171,230
		TOTAL	743,537
		Norway—0.6%
3,000		Telenor ASA	63,332
		Poland—4.3%
1,600		Bank Pekao SA	87,889
9,500		PGE SA	54,654
6,000		Polski Koncern Naftowy Orlen SA	80,537
10,900		Powszechna Kasa Oszczednosci Bank Polski SA	121,628
700		Powszechny Zaklad Ubezpieczen SA	99,847
		TOTAL	444,555
		Russia—2.4%
4,900	[1,2]	Mail.ru Group Ltd., GDR	113,582
2,800		QIWI PLC, ADR	77,952
2,300	[1]	Yandex NV, Class A	57,316
		TOTAL	248,850
		South Africa—10.7%
2,000		Aspen Pharmacare Holdings Ltd.	72,236
15,000		AVI Ltd.	104,034
Annual Shareholder Report
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		South Africa—continued
48,600		FirstRand Ltd.	$218,102
4,000		Foschini Group Ltd.	52,588
5,300		Mr. Price Group Ltd.	113,028
11,500		MTN Group Ltd.	226,547
500		Naspers Ltd., Class N	64,740
15,000		RMB Holdings Ltd.	84,828
4,100		Sasol Ltd., ADR	172,405
		TOTAL	1,108,508
		South Korea—6.8%
600		Coway Co. Ltd.	46,789
375		Hyundai Motor Co.	60,585
923		Kia Motors Corp.	46,402
1,200		Korea Electric Power Corp.	49,822
250	[1]	LG Innotek Co., Ltd.	22,541
1,000		POSCO, ADR	68,000
159		Samsung Electronics Co. Ltd.	184,695
1,800		Shinhan Financial Group Co. Ltd., ADR	80,190
1,200	[1]	SK Hynix, Inc.	52,042
1,800		SK Telecom Co. Ltd., ADR	50,994
4,157		Woori Bank	40,146
		TOTAL	702,206
		Taiwan—15.6%
117,300		Asia Cement Corp.	150,474
35,400		Au Optronics Corp., ADR	167,796
227,000	[1]	Evergreen Marine Corp. Taiwan Ltd.	134,597
395,000		First Financial Holding Co. Ltd.	239,955
79,000		Formosa Chemicals & Fibre Corp.	178,690
49,000		Fubon Financial Holdings Co. Ltd.	80,275
50,400		Hon Hai Precision Industry Co. Ltd.	157,971
46,000		Nan Ya Plastics Corp.	96,318
66,000		Taiwan Semiconductor Manufacturing Co. Ltd.	301,769
248,000		United Microelectronics Corp.	110,186
		TOTAL	1,618,031
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Thailand—6.5%
4,000		Advanced Info Service PCL, GDR	$28,993
85,000		Bangkok Dusit Medical Services PCL, GDR	47,891
25,000		Central Pattana PCL, GDR	36,166
15,600		Kasikornbank PCL, GDR	117,350
96,000		Minor International PCL, GDR	104,523
10,800		PTT PCL, GDR	125,975
4,800		Siam Cement PCL, GDR	68,999
23,000		Siam Commercial Bank PLC, GDR	137,643
		TOTAL	667,540
		United Arab Emirates—3.1%
18,000		Abu Dhabi Commercial Bank PJSC	35,964
2,100		DP World Ltd.	44,436
132,000	[1]	Emaar Malls Group PJSC	106,375
17,000		Emaar Properties PJSC	50,555
9,000		First Gulf Bank PJSC	43,924
12,000		National Bank of Abu Dhabi PJSC	44,082
		TOTAL	325,336
		TOTAL COMMON STOCKS (IDENTIFIED COST $9,721,436)	10,163,346
		WARRANTS—0.0%
		Thailand—0.0%
4,800	[1]	Minor International PCL, Expiration Date 11/3/2017 (IDENTIFIED COST $0)	811
		INVESTMENT COMPANY—2.2%
		United States—2.2%
223,038	[3,4]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07% (AT NET ASSET VALUE)	223,038
		TOTAL INVESTMENTS—100.5% (IDENTIFIED COST $9,944,474)[5]	10,387,195
		OTHER ASSETS AND LIABILITIES - NET—(0.5)%[6]	(52,425)
		TOTAL NET ASSETS—100%	$10,334,770
Annual Shareholder Report
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At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation
1MSCI Taiwan Stock Index Future	5	$171,700	December 2014	$826
At November 30, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Deliver	In Exchange For	Unrealized Appreciation
Contracts Sold:
12/16/2014	Citibank	355,000 EUR	$447,671	$6,206
12/16/2014	Citibank	42,000 EUR	$53,501	$1,271
UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$7,477
Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Denotes a restricted security that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) is subject to a contractual restriction on public sales. At November 30, 2014, these restricted securities amounted to $466,578, which represented 4.5% of total net assets.
3	7-day net yield.
4	Affiliated holding.
5	The cost of investments for federal tax purposes amounts to $9,944,474.
6	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
14

The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$9,882,446	$280,900	$—	$10,163,346
Warrants	811	—	—	811
Investment Company	223,038	—	—	223,038
TOTAL SECURITIES	$10,106,295	$280,900	$—	$10,387,195
OTHER FINANCIAL INSTRUMENTS*	$826	$7,477	$—	$8,303
*	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
EUR	—Euro
GDR	—Global Depositary Receipt
See Notes which are an integral part of the Financial Statements
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15

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended November 30,			Period Ended 11/30/2011[1]
	2014	2013	2012
Net Asset Value, Beginning of Period	$13.30	$11.05	$9.67	$10.00
Income From Investment Operations:
Net investment income	0.14	0.15	0.14	0.12
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.23)	2.24	1.27	(0.43)
TOTAL FROM INVESTMENT OPERATIONS	(0.09)	2.39	1.41	(0.31)
Less Distributions:
Distributions from net investment income	(0.13)	(0.13)	(0.03)	(0.02)
Distributions from net realized gain on investments	(0.47)	(0.01)	—	—
TOTAL DISTRIBUTIONS	(0.60)	(0.14)	(0.03)	(0.02)
Net Asset Value, End of Period	$12.61	$13.30	$11.05	$9.67
Total Return[2]	(0.67)%	21.81%	14.69%	(3.09)%
Ratios to Average Net Assets:
Net expenses	1.15%	1.15%	1.15%	1.15%[3]
Net investment income	1.11%	1.22%	1.31%	1.14%[3]
Expense waiver/reimbursement[4]	2.22%	1.63%	2.99%	3.13%[3]
Supplemental Data:
Net assets, end of period (000 omitted)	$10,335	$13,638	$11,155	$9,695
Portfolio turnover	118%	48%	51%	49%
1	Reflects operations for the period from December 3, 2010 (date of initial investment) to November 30, 2011.
2	Based on net asset value. Total returns for periods less than one year are not annualized.
3	Computed on an annualized basis.
4	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investments in securities, at value including $223,038 of investment in an affiliated holding (Note 5) (identified cost $9,944,474)		$10,387,195
Cash denominated in foreign currencies (identified cost $7,766)		7,563
Restricted cash (Note 2)		6,050
Cash		1,381
Income receivable		9,161
Unrealized appreciation on foreign exchange contracts		7,477
Receivable for daily variation margin		200
Receivable for shares sold		68
TOTAL ASSETS		10,419,095
Liabilities:
Payable for portfolio accounting fees	$32,715
Payable for auditing fees	26,650
Payable for custodian fees	10,065
Payable for share registration costs	4,520
Payable for insurance premiums	4,103
Payable for legal fees	1,634
Payable for transfer agent fee	862
Accrued expenses (Note 5)	3,776
TOTAL LIABILITIES		84,325
Net assets for 819,292 shares outstanding		$10,334,770
Net Assets Consists of:
Paid-in capital		$7,700,159
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		450,226
Accumulated net realized gain on investments, futures contracts and foreign currency transactions		2,106,833
Undistributed net investment income		77,552
TOTAL NET ASSETS		$10,334,770
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Institutional Shares:
$10,334,770 ÷ 819,292 shares outstanding, no par value, unlimited shares authorized		$12.61
See Notes which are an integral part of the Financial Statements
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17

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Dividends (including $217 received from an affiliated holding (Note 5) and net of foreign taxes withheld of $24,344)			$253,941
Expenses:
Investment adviser fee (Note 5)		$101,121
Administrative fee (Note 5)		8,784
Custodian fees		33,309
Transfer agent fees		2,756
Directors'/Trustees' fees (Note 5)		609
Auditing fees		35,150
Legal fees		13,313
Portfolio accounting fees		122,854
Share registration costs		29,658
Printing and postage		21,414
Miscellaneous (Note 5)		10,270
TOTAL EXPENSES		379,238
Waiver and Reimbursements (Note 5):
Waiver/reimbursement of investment adviser fee	$(101,121)
Reimbursement of other operating expenses	(148,356)
TOTAL WAIVER AND REIMBURSEMENTS		(249,477)
Net expenses			129,761
Net investment income			124,180
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			2,101,475
Net realized gain on futures contracts			13,833
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(2,344,912)
Net change in unrealized appreciation of futures contracts			826
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(228,778)
Change in net assets resulting from operations			$(104,598)
See Notes which are an integral part of the Financial Statements
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Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$124,180	$149,729
Net realized gain on investments, futures contracts and foreign currency transactions	2,115,308	480,275
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(2,344,086)	1,810,541
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(104,598)	2,440,545
Distributions to Shareholders:
Distributions from net investment income	(136,382)	(129,207)
Distributions from net realized gain on investments	(485,138)	(6,687)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(621,520)	(135,894)
Share Transactions:
Proceeds from sale of shares	365,991	48,589
Net asset value of shares issued to shareholders in payment of distributions declared	621,487	135,834
Cost of shares redeemed	(3,564,984)	(6,134)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(2,577,506)	178,289
Change in net assets	(3,303,624)	2,482,940
Net Assets:
Beginning of period	13,638,394	11,155,454
End of period (including undistributed net investment income of $77,552 and $111,980, respectively)	$10,334,770	$13,638,394
See Notes which are an integral part of the Financial Statements
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19

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended, (the “Act”), as an open-end management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated Emerging Markets Equity Fund (formerly, Federated Global Equity Fund) (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The investment objective of the Fund is to provide long term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Corp. (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
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The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain
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or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at year end are listed after the Fund's Portfolio of Investments.
The average notional value of futures contracts held by the Fund throughout the fiscal period was $81,128. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amounts, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $16,112 and $17,633, respectively. This is based on amounts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.
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Restricted Securities
The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities, like other securities, are priced in accordance with procedures established by and under the general supervision of the Trustees.
Additional information on restricted securities, excluding securities purchased under Rule 144A that have been deemed liquid by the Trustees, if applicable, held at November 30, 2014, is as follows:
	Acquisition Date	Cost	Market Value
Axis Bank Ltd., GDR	4/29/2014	$65,909	$99,970
Gail India Ltd., GDR	4/28/2014	$51,586	$66,500
Larsen & Toubro Ltd., GDR	4/28/2014-4/29/2014	$84,916	$101,833
Mail.ru Group Ltd., GDR	4/11/2014-8/26/2014	$142,295	$113,582
Tata Steel Ltd., GDR	4/28/2014	$77,175	$84,693
Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset
	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Equity contracts	Receivable for daily variation margin	$826*
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$7,477
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$8,303
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
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The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain (Loss) on Derivatives Recognized in Income
	Forward Currency Contracts	Future Contracts
Equity contracts	$—	$13,833
Foreign exchange contracts	(894)	—
TOTAL	$(894)	$13,833

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Forward Currency Contracts	Future Contracts
Equity contracts	$—	$826
Foreign exchange contracts	(23,224)	—
TOTAL	$(23,224)	$826
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following table summarizes share activity:
Year Ended November 30	2014	2013
Shares sold	28,195	3,991
Shares issued to shareholders in payment of distributions declared	48,898	12,150
Shares redeemed	(283,232)	(484)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(206,139)	15,657
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions, dividend re-designation, and passive foreign investment companies.
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For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(22,226)	$22,226
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$237,772	$129,207
Long-term capital gains	$383,748	$6,687
As of November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$77,552
Undistributed long-term capital gains	$2,114,310
Net unrealized appreciation	$442,749
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the unrealized gains and losses on foreign currency contracts.
At November 30, 2014, the cost of investments for federal tax purposes was $9,944,474. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation from FCs to U.S. dollars of assets and liabilities other than investment in securities; (b) futures contracts; and (c) outstanding foreign currency commitments was $442,721. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $933,228 and net unrealized depreciation from investments for those securities having an excess of cost over value of $490,507.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Fund. For the year ended November 30, 2014, the Adviser voluntarily waived $100,727 of its fee and voluntarily reimbursed $148,356 of other operating expenses.
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Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Expense Limitation
The Adviser and certain of its affiliates (which may include FAS) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Institutional Shares (after the voluntary waivers and/or reimbursements) will not exceed 1.15% (the “Fee Limit”), up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and the Statement of Operations, respectively.
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Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $394. Transactions involving the affiliated holding during the year ended November 30, 2014, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2013	89,993
Purchases/Additions	7,062,656
Sales/Reductions	(6,929,611)
Balance of Shares Held 11/30/2014	223,038
Value	$223,038
Dividend Income	$217
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$13,005,411
Sales	$16,122,805
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
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9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2014, 100% of total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. Of the ordinary income distributions made by the Fund during the year ended November 30, 2014, 43.18% qualify for the dividend received deduction available to corporate shareholders. If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits for foreign taxes paid. For the fiscal year ended November 30, 2014, the Fund derived $215,659 of gross income from foreign sources and paid foreign taxes of $24,344.
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Report of Independent Registered Public Accounting Firm
TO THE BOARD OF trustees of federated equity funds and shareholders OF Federated EMERGING MARKETS EQUITY fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated Emerging Markets Equity Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated Emerging Markets Equity Fund as of November 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual	$1,000	$967.00	$5.67
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,019.30	$5.82
1	Expenses are equal to the Fund's annualized net expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Audrey H. Kaplan Birth Date: February 20, 1967 VICE PRESIDENT Officer since: February 2011 Portfolio Manager since: December 2010	Principal Occupations: Senior Vice President, Senior Portfolio Manager of the Fund's Adviser and Head of the International Equity Team. Audrey H. Kaplan has been the Fund's Portfolio Manager since December 2010. She is Vice President of the Trust with respect to the Fund. Ms. Kaplan is responsible for portfolio management and research in the global equity area.
Previous Positions: Ms. Kaplan has 26 years of investment experience. Prior to joining Federated in August 2007, she managed the Rochdale Atlas Portfolio at Rochdale Investment Management, LLC in New York; was a hedge fund strategy consultant at BlueCrest Capital Management in London; worked in European quantitative strategy for Merrill Lynch in London; researched global emerging markets at Robert Fleming in London; and completed equity, fixed-income and derivative analysis with Salomon Brothers in Tokyo and New York.
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Evaluation and Approval of Advisory Contract–May 2014
Federated Emerging Markets Equity Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
It was noted in the materials for the Board meeting that for the period covered by the Evaluation, the Fund's investment advisory fee was waived in its entirety. The Board reviewed the contractual advisory fee rate, net advisory fee rate and other expenses of the Fund with the Adviser and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted that the investment advisory fee was waived in its entirety and that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
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The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for both the one-year and three-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision
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of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
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The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated Emerging Markets Equity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172180
Q450778 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2014
Share Class	Ticker
A	RIMAX
B	ICFBX
C	ICFFX
R	ICFKX
Institutional	ICFIX
R6	ICRSX

Federated InterContinental Fund
Successor to the Rochdale Atlas Portfolio Established 1998

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2013 through November 30, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated InterContinental Fund (the “Fund”), based on net asset value for the 12-month reporting period ended November 30, 2014, was -7.93%, -8.65%, -8.65%, -7.94%, -7.64% and -7.69% for the Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares, respectively. The return of the Fund's benchmark, the MSCI All Country World ex USA Index (MSCI ACWI ex USA),1 a broad-based securities market index, was 0.61% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI ACWI ex USA.
During the reporting period, the Fund's investment strategy focused on: (a) country allocation, (b) stock selection and (c) currency allocation. These were the most significant factors affecting the performance relative to the MSCI ACWI ex USA.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Global equity markets2 rallied over the last year despite below-trend economic growth. Outside the U.S., central banks in Europe and Japan aggressively loosened monetary policy as efforts to fight off deflation escalated. As a result, divergent expectations for yields drove the strongest move up in the U.S. dollar, relative to other major world currencies, in the last ten years. Weaker foreign currencies in Europe and Japan buttressed the outlook for profits and earnings growth. However, while foreign stocks were up 8.77% in local terms, as measured by the MSCI ACWI ex USA Index, over the reporting period, the returns for U.S. investors were basically flat, up 0.61%, due to the strong U.S. dollar. Prospects for this divergent trend continued into the end of the reporting period as the outlook for economic growth in the U.S. improved, commodity prices dropped, and the projections for recovery and sustained economic improvement in Europe and Japan were pushed out in time.
The European equity market, as measured by MSCI AC Europe Index,3 returned 7.54% in local terms and -0.63% for U.S. dollar based investors. At the beginning of the year, expectations for an improvement in economic activity in Europe were high. By early summer, due to the effects of prolonged fiscal austerity across much of the continent, a de facto tightening of monetary policy as the European Central Bank (ECB) balance sheet shrunk and insecurity as a result of Russian conflict with the Ukraine, economic growth came in worse than forecast and expectations for a recovery moderated. In light of the deteriorating economic outlook and declining inflation expectations, the ECB continued to take an aggressive stance in order to fight off deflation. The ECB
Annual Shareholder Report

said that low interest rates would remain in place for an extended period and took the unprecedented step of lowering deposit rates below zero to -0.10% in June and then further to -0.20% in September. As of the end of the reporting period, further quantitative easing was expected by the ECB over the next few months with full scale quantitative easing on the table. Structural reforms across the continent were progressing at a slower than expected pace, however the recent poor economic news has re-energized policymakers and government officials, particularly in France and Italy. The banking union in the European Union progressed positively, as the stress-test and Asset Quality Review was concluded in October, lending support for the view that the European Union financial system is currently sound. The Single Supervisory Mechanism became fully functional as of November 4, 2014, a historical event intended to allow for a more harmonious financial system across the continent.
The Japanese equity market, as measured by MSCI Japan Index,4 returned 13.80% in local terms and -1.85% for U.S. dollar based investors. The key events for investors in Japan this year included the consumption tax hike in April and the aggressive action from the Bank of Japan (BOJ) late in the period. Prime Minister Abe's broad plan for economic revitalization, or “Abenomics,” which gained traction in late 2013 into 2014 was dramatically derailed by the deep downturn in economic growth in Q2 and Q3. The greater than expected sluggishness prompted a quick response from the BOJ, which increased the scale of quantitative easing, and the government announced it would postpone the scheduled 2015 tax hike, implement a new fiscal spending package and called for snap elections in mid-December in order to affirm the government's mandate for further structural reforms. Despite the contraction in the economy, Japanese corporate sales and earnings rose sharply during the period, accompanied by very strong upward earnings revisions. Corporate profitability is at a seven-year high, return on equity has risen to multi-year highs, the currency is now very competitive, and the labor market, in terms of jobs and wages, has been improving. The prompt and aggressive monetary and fiscal actions led to an improved outlook for Japanese Gross Domestic Product growth now expected to be up 1.3% in real terms for 2015.
Emerging market (EM)5 equities rallied in the first half then retreated during the last few months of the reporting period. The MSCI EM Index6 returned 1.06% in U.S. dollar terms with divergent performance as Asia markets (MSCI EM Asia Index)7 rose 5.57% while European markets (MSCI EM Europe Index)8 fell 19.14%. Similar to other non-U.S. markets, currency played a large role in the performance. The U.S. dollar strength and weakness in commodities was a key driver in certain emerging markets. In emerging Europe, the downturn in energy prices helped countries like Poland and the Czech Republic, however it hurt Russia. In addition to the volatility in energy prices, political instability resulting from Russian conflict with the Ukraine, and the slump in demand from the euro area, hurt the economic outlook. As with Russia, the slump in oil and metals prices hurt exporters in the Latin America
Annual Shareholder Report

(MSCI EM Latin America Index)9 where stocks declined 5.83% for the reporting period. A bright spot for the EM was South East Asia where a solid demand recovery took shape in India, Indonesia and Thailand, which was boosted further by positive political change, more responsible monetary policies and renewed political stability. As measured by the respective MSCI country indices, the markets in the region were up in 15-35% despite their weaker currencies.
For the 12-month reporting period ended November 30, 2014, the MSCI USA Index10 (16.07%) outperformed both the MSCI EM Index and MSCI EAFE Index. There was a strong divergence amongst country returns.11 Denmark (16.88%) was the only developed country to beat the MSCI USA Index return. The top performing major emerging markets were MSCI India up (36.07%) and MSCI Taiwan up (13.40%), while laggards included MSCI Russia down (-28.89%) and MSCI South Korea down (-10.43%).
FUND PERFORMANCE
Country allocation remained a key driver of performance for the year, as it consistently has been in the past. The Fund maintained exposure to select healthy, high sovereign quality, developed and emerging markets. During the reporting period, the Fund underperformed the Morningstar Foreign Large Blend Funds Average,12 a peer group average for the Fund, which had a total return of 0.02%.
In Asia, positive performance was driven by the combination of the Fund's overweight allocation to Japanese equities and underweight currency exposure through a short of the yen versus U.S. dollar. Exporters were the primary beneficiaries of the weaker yen. Fuji Heavy Industries (31.2%) benefited from strong demand for its Subaru brand of cars while Murata Manufacturing Company (27.1%), an electronic component producer, saw strong demand from global smart phone and tablet manufacturers. Many domestically-focused Japanese companies did not fare as well. A sluggish recovery in the Japanese housing segment and weakness in consumer spending hurt Toto Ltd. (-29.4%) a maker of bathroom fixtures. South Korea's equity market was also impacted by the weaker yen. Stocks generally declined during the year as the weakness in the yen (as compared with the won) hurt investor sentiment for the Fund's holdings in Korean exporters such as Hyundai Motors (-31.6%) and Samsung Electronics Company (-26.1%). Samsung was hurt by falling profitability and market share in the high- and low-end phone segments. In contrast to the South Korean global exporters, Korea Electric Power Corp. (45.6%) benefited from solid growth in the domestic economy and weaker energy prices.
In Europe, country allocation decisions detracted from the Fund's performance. Fund Management's decision to overweight countries in Central Europe, such as Germany, Austria and Poland, detracted from performance. As discussed in the Market Overview section, retaliatory sanctions, energy insecurity and heightened political risk emanating from the Ukraine/Russian
Annual Shareholder Report

tensions negatively impacted business and consumer confidence and the Pan-European economy. German companies Siemens AG (-15.1%) and Rheinmetall AG (-29.3%) declined significantly. Austria's Erste Group Bank AG (-22.6%) was hurt by these same factors but was additionally impacted by its weak stress test results. While no allocation to Russia helped absolute and relative performance, the Fund was not immune to the sharp decline in crude oil prices. The Fund's overweight position in energy-rich Norway hurt performance. Both MSCI Russia and MSCI Norway were both down sharply, -28.89% and -15.17%, respectively. The Fund's largest holding Statoil ASA (-11.2%) and its position in off-shore driller Seadrill Ltd (-62.7%) hurt Fund performance. More positively, the Fund did maintain an overweight position during the reporting period to Denmark, the best performing market in Europe. Insulin maker Novo-Nordisk A/S (28.5%) and Danske Bank A/S (26.3%) rallied throughout the year. A key country decision to underweight exposure to the United Kingdom also helped Fund performance.
Elsewhere in the EM, the Fund's performance was negatively impacted by positioning in Brazil as the market gyrated wildly due to speculation on the outcome of Presidential elections slated for October. Ultimately, the incumbent President, whose policies have been widely criticized and have led to the worst growth outlook in a decade, won after the closest race since democracy replaced the military dictatorship in the 1980s. Poor timing in stock selection in both Petroleo Brasileiro SA (-46.0%) and Itau Unibanco Holding SA (-30.8%) led declines.
During the reporting period, the Fund hedged some currencies using currency forwards. The overall net returns of the currency forward positions contributed positively to Fund performance. Positive contribution from a short Japanese yen (versus the U.S. dollar) and short euro (versus the U.S. dollar) helped, while a long position in the British pound (versus the. U.S. dollar) was a drag on Fund performance.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI ACWI ex USA.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
3	The MSCI AC Europe Index captures large- and mid-cap representation across 15 DM countries and six EM countries in Europe. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
4	The MSCI Japan Index is designed to measure the performance of the large- and mid-cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan. The index is unmanaged, and it is not possible to invest directly in an index.
5	Prices of emerging-markets securities can be significantly more volatile than the prices of securities in developed countries, and currency risk and political risks are accentuated in emerging markets.
6	The MSCI EM Index captures large- and mid-cap representation across 23 EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
Annual Shareholder Report

7	The MSCI EM Asia Index captures large- and mid-cap representation across eight EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
8	The MSCI EM Europe Index captures large- and mid-cap representation across six EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
9	The MSCI EM Latin America Index captures large- and mid-cap representation across five EM countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is unmanaged, and it is not possible to invest directly in an index.
10	The MSCI USA Index is designed to measure the performance of the large- and mid-cap segments of the U.S. market. The index covers approximately 85% of the free float-adjusted market capitalization in the U.S. The index is unmanaged, and it is not possible to invest directly in an index.
11	The MSCI country indexes are constructed by identifying every listed security in the market. Securities are free float adjusted, classified in accordance with the Global Industry Classification Standard (GICS®), and screened by size, liquidity and minimum free float. The indices are unmanaged, and it is not possible to invest directly in an index.
12	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
Annual Shareholder Report

FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT1
The graph below illustrates the hypothetical investment of $10,0002 in the Federated InterContinental Fund from November 30, 2004 to November 30, 2014, compared to the MSCI ACWI ex USA.3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment–CLASS A SHARES
Growth of $10,000 as of November 30, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #2)
	1 Year	5 Years	10 Years
Class A Shares	(12.99)%	3.04%	5.12%
Class B Shares	(13.66)%	3.03%	5.11%
Class C Shares	(9.56)%	3.39%	4.95%
Class R Shares	(7.94)%	3.99%	5.43%
Institutional Shares	(7.64)%	4.54%	5.96%
Class R6 Shares[4]	(7.69)%	4.26%	5.74%
MSCI ACWI ex USA	0.61%	5.64%	5.96%

Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Federated InterContinental Fund is the successor to Rochdale Atlas Portfolio pursuant to a reorganization that took place on August 24, 2007. Shareholders of the Rochdale Atlas Portfolio received Class A Shares of the Fund as a result of the reorganization. The information presented above, for the periods prior to August 24, 2007, is historical information for Rochdale Atlas Portfolio. The fiscal year end of Rochdale Atlas Portfolio was December 31. The Fund's Class B, Class C, Class R and Institutional Shares commenced operations on August 25, 2007. For the period prior to the commencement of operations of the Fund's Class B Shares, Class C Shares and Class R Shares, the performance information shown is for the Fund's Class A Shares, adjusted to reflect the expenses of each new share class. For the period prior to the commencement of operations of Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Institutional Shares since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to the commencement of operations of the Institutional Shares. The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
2	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: For Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); For Class B Shares, the maximum contingent deferred sales charge is 5.50% on any redemption less than one year from purchase date; For Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI ACWI ex USA has been adjusted to reflect reinvestment of dividends on securities in the index.
3	The MSCI ACWI ex USA captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the United States) and 21 emerging markets countries. The index covers approximately 85% of the global equity opportunity set outside the United States. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund's Class R6 Shares commenced operations on August 5, 2013. For the period prior to commencement of operations of the Class R6 Shares, the performance information shown is for Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of the Class R6 Shares since the Class R6 Shares have a lower expense ratio than the expense ratio of the Class A Shares. Additionally, the performance information shown has been adjusted to reflect the absence of sales charges applicable to Class A Shares.
Annual Shareholder Report

Portfolio of Investments Summary Tables (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
Japan	24.7%
Canada	12.0%
Norway	8.6%
Denmark	8.5%
Spain	7.9%
Austria	5.6%
Sweden	5.6%
Thailand	5.5%
Taiwan	4.9%
Indonesia	3.4%
Ireland	2.6%
Finland	2.4%
Poland	2.4%
Italy	1.7%
Cash Equivalents[2]	2.0%
Derivative Contracts[3]	2.0%
Other Assets and Liabilities—Net[4]	0.2%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this Report.
4	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

At November 30, 2014, the Fund's sector classification composition5 was as follows:
Sector Classification	Percentage of Total Net Assets
Financials	30.2%
Consumer Discretionary	18.5%
Industrials	11.4%
Materials	9.2%
Information Technology	7.8%
Energy	7.6%
Health Care	4.5%
Utilities	3.4%
Consumer Staples	2.2%
Telecommunication Services	1.0%
Cash Equivalents[2]	2.0%
Derivative Contracts[3]	2.0%
Other Assets and Liabilities—Net[4]	0.2%
TOTAL	100.0%
5	Except for, Derivative Contracts and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report

Portfolio of Investments
November 30, 2014
Shares			Value in U.S. Dollars
		COMMON STOCKS—95.8%
		Austria—5.6%
173,000		Erste Group Bank AG	$4,685,269
11,900		Komercni Banka AS	2,643,891
230,000		UNIQA Versicherungen AG	2,410,939
80,336		Va Stahl AG	3,336,470
88,200		Vienna Insurance Group	4,387,463
		TOTAL	17,464,032
		Canada—12.0%
19,500		Agrium, Inc.	1,882,300
74,300		Canadian National Railway Co.	5,277,997
54,700		CI Financial Corp.	1,620,192
39,100		Cogeco Cable, Inc.	2,221,879
50,000		Dollarama, Inc.	2,342,808
70,400		First Quantum Minerals Ltd.	1,145,117
43,066		Magna International, Inc.	4,606,010
37,500		Metro, Inc., Class A	2,928,838
61,000		Peyto Exploration & Development Corp.	1,791,326
117,342		RioCan Real Estate Investment Trust	2,801,432
127,520		Suncor Energy, Inc.	4,026,889
135,681		Toronto Dominion Bank	6,836,851
		TOTAL	37,481,639
		Denmark—8.5%
1,984		A.P. Moller - Maersk A/S, Class B	4,137,962
181,700	[1]	Danske Bank A/S	5,162,190
112,432		DSV, De Sammensluttede Vognmad AS	3,521,193
61,029	[1]	Jyske Bank A/S	3,150,536
24,929		NKT Holding A/S	1,355,667
148,300		Novo Nordisk A/S, ADR	6,741,719
82,900	[1]	Sydbank AS	2,594,911
		TOTAL	26,664,178
		Finland—2.4%
33,400		Elisa Communications Oyj	968,513
70,700		Fortum Corp.	1,774,072
73,000		Nokia Oyj	607,267
45,000		Sampo Oyj, Class A	2,219,756
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Finland—continued
115,000		Stora Enso Oyj, Class R	$1,018,857
65,000		UPM - Kymmene Oyj	1,079,009
		TOTAL	7,667,474
		Indonesia—3.4%
708,300		Indocement Tunggal Prakarsa	1,432,096
3,062,700		PT Astra International Tbk	1,788,081
1,223,100		PT Bank Mandiri	1,054,829
2,561,900		PT Bank Rakyat Indonesia	2,419,362
3,937,600		PT Surya Citra Media Tbk	1,035,701
5,486,700		PT Telekomunikasi Indonesia	1,270,061
603,100		PT Unilever Indonesia Tbk	1,571,498
		TOTAL	10,571,628
		Ireland—2.6%
5,737,000	[1]	Bank of Ireland PLC	2,354,124
143,400		CRH PLC	3,387,921
33,500		Kerry Group PLC	2,486,434
		TOTAL	8,228,479
		Italy—1.7%
30,400		Azimut Holding SpA	699,320
189,100	[1]	Cerved Information Solutions SpA	999,333
90,943	[1]	Fiat Chrysler Automobiles NV	1,134,228
16,000		Luxottica Group SpA	855,498
212,383		Unicredito Italiano SpA	1,570,007
		TOTAL	5,258,386
		Japan—24.7%
186,200		Aisin Seiki Co.	6,658,122
637,000		Asahi Kasei Corp.	5,537,497
48,000		Chugai Pharmaceutical Co. Ltd.	1,299,920
51,900		Disco Corp.	4,122,621
167,700		Fuji Heavy Industries Ltd.	6,099,723
518,000		Hitachi Ltd.	3,999,048
167,000		Honda Motor Co. Ltd.	5,024,138
225		Hoshino Resorts REIT, Inc.	2,291,412
174,000		Ikyu Corp.	2,173,626
3,100		Japan Hotel REIT Investment Corp.	2,015,921
380,000		Kubota Corp.	5,937,750
310,000		Mitsui & Co.	4,275,997
Annual Shareholder Report

Shares		Value in U.S. Dollars
	COMMON STOCKS—continued
	Japan—continued
41,600	Murata Manufacturing Co. Ltd.	$4,494,125
533,000	Nippon Express Co. Ltd.	2,559,154
8,800	Oriental Land Co. Ltd.	1,914,703
870,000	Osaka Gas Co.	3,326,395
95,500	Resorttrust, Inc.	1,960,439
483,000	Sekisui House Ltd.	6,485,297
154,600	Shionogi and Co.	3,845,629
91,400	Sumitomo Mitsui Financial Group, Inc.	3,445,352
	TOTAL	77,466,869
	Norway—8.6%
309,677	DNB Bank ASA	5,142,560
123,664	Fred Olsen Energy ASA	1,285,036
59,100	Royal Caribbean Cruises Ltd.	4,358,034
175,500	Seadrill Ltd.	2,514,129
354,943	Statoil ASA	6,703,768
126,658	TGS Nopec Geophysical Co. ASA	2,816,448
99,842	Yara International ASA	4,245,325
	TOTAL	27,065,300
	Poland—2.4%
26,800	Bank Pekao SA	1,472,143
202,500	Polska Grupa Energetyczna SA	1,165,000
105,300	Polski Koncern Naftowy SA	1,413,429
191,100	Powszechna Kasa Oszczednosci	2,132,388
8,600	Powszechny Zaklad Ubezpieczen SA	1,226,691
	TOTAL	7,409,651
	Spain—7.9%
94,343	ACS Actividades de Construccion y Servicios, S.A.	3,333,403
33,600	Amadeus IT Holding SA	1,337,591
300,000	Banco Bilbao Vizcaya Argentaria SA	3,222,293
972,497	Banco Santander, SA	8,765,908
25,000	Grifols SA	1,113,671
617,812	Iberdrola SA	4,567,849
84,000	INDITEX	2,445,704
	TOTAL	24,786,419
	Sweden—5.6%
52,000	Hennes & Mauritz AB, Class B	2,227,411
250,000	Husqvarna AB, Class B	1,840,664
Annual Shareholder Report

Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Sweden—continued
250,000		Nordea Bank AB	$3,123,094
260,000		Peab AB	1,776,559
160,000		Skand Enskilda BKN, Class A	2,113,578
54,043		Swedbank AB, Class A	1,417,654
220,000		Telefonaktiebolaget LM Ericsson, Class B	2,770,450
200,000		Volvo AB, Class B	2,188,680
		TOTAL	17,458,090
		Taiwan—4.9%
1,094,200		Asia Cement Corp.	1,403,659
323,400		Au Optronics Corp., ADR	1,532,916
2,117,300	[1]	Evergreen Marine	1,255,431
3,877,800		First Financial Holding Co. Ltd.	2,355,688
752,800		Formosa Chem&Fibre	1,702,755
450,300		Fubon Group Co. Ltd.	737,708
464,500		Hon Hai Precision Industry Co. Ltd.	1,455,901
427,900		Nan Ya Plastic	895,966
631,000		Taiwan Semiconductor Manufacturing Co.	2,885,096
2,570,000		United Microelectronics Corp.	1,141,853
		TOTAL	15,366,973
		Thailand—5.5%
103,200		Advanced Info Service Public Co. Ltd, GDR	748,031
2,172,900		Bangkok Dusit Medical Services Public Co., Ltd., GDR	1,224,262
637,700		Central Pattana PCL, GDR	922,514
398,100		Kasikornbank Public Co. Ltd, GDR	2,994,691
2,458,500		Minor International PCL, GDR	2,676,759
277,500		PTT Public Co. Ltd., GDR	3,236,866
123,300		Siam Cement Co. Ltd., GDR	1,772,426
589,500		Siam Commercial Bank PLC, GDR	3,527,844
		TOTAL	17,103,393
		TOTAL COMMON STOCKS (IDENTIFIED COST $281,959,231)	299,992,511
		INVESTMENT COMPANY—2.0%
6,162,024	[2,3]	Federated Prime Value Obligations Fund, Institutional Shares, 0.07% (AT NET ASSET VALUE)	6,162,024
		TOTAL INVESTMENTS—97.8% (IDENTIFIED COST $288,121,255)[4]	306,154,535
		OTHER ASSETS AND LIABILITIES - NET—2.2%[5]	6,982,773
		TOTAL NET ASSETS—100%	$313,137,308
Annual Shareholder Report

At November 30, 2014, the Fund had the following outstanding futures contracts:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
1S&P/TSX 60 Index, Long Futures	51	$7,688,133	December 2014	$2,547
1TOPIX Index, Long Futures	69	$8,198,164	December 2014	$19,026
UNREALIZED APPRECIATION ON FUTURES CONTRACTS				$21,573
At November 30, 2014, the Fund had the following outstanding foreign exchange contracts:
Settlement Date	Counterparty	Foreign Currency Units to Receive/ Deliver	In Exchange For	Unrealized Appreciation (Depreciation)
Contracts Purchased:
12/16/2014	Bank of America	12,850,000 GBP	$20,953,724	$(883,710)
12/16/2014	Bank of America	11,600,000 GBP	$18,957,764	$(840,086)
12/16/2014	HSBC	713,000,000 JPY	$6,029,853	$(21,911)
12/16/2014	HSBC	640,000,000 JPY	$5,876,574	$(483,751)
Contracts Sold:
12/16/2014	HSBC	6,470,000,000 JPY	$ 61,630,787	$7,112,716
12/16/2014	Bank of America	12,850,000 GBP	$ 20,826,316	$756,303
12/16/2014	Citibank	15,100,000 EUR	$ 19,041,780	$263,970
12/16/2014	Citibank	11,050,000 EUR	$ 14,075,888	$334,511
12/16/2014	Bank of America	11,600,000 GBP	$ 18,103,424	$(14,254)
2/6/2015	Bank of America	11,430,000 CAD	$ 9,982,794	$3,491
NET UNREALIZED APPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$6,227,279
Net Unrealized Appreciation on Futures Contracts and Foreign Exchange Contracts is included in “Other Assets and Liabilities—Net.”
1	Non-income-producing security.
2	Affiliated holding.
3	7-day net yield.
4	The cost of investments for federal tax purposes amounts to $288,320,184.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
Annual Shareholder Report

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used, as of November 30, 2014, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1— Quoted Prices and Investments in Investment Companies	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Total
Equity Securities:
Common Stock
International	$299,992,511	$—	$—	$299,992,511
Investment Company	6,162,024	—		6,162,024
TOTAL SECURITIES	$306,154,535	$—	$—	$306,154,535
OTHER FINANCIAL INSTRUMENTS[1]	$21,573	$6,227,279	$—	$6,248,852
1	Other financial instruments include futures contracts and foreign exchange contracts.
The following acronyms are used throughout this portfolio:
ADR	—American Depositary Receipt
CAD	—Canadian Dollar
EUR	—Euro
GBP	—Great Britain Pound
GDR	—Global Depositary Receipt
JPY	—Japanese Yen
REIT	—Real Estate Investment Trust
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$55.05	$48.01	$42.91	$45.68	$43.37
Income From Investment Operations:
Net investment income[1]	0.55	0.56	0.68	0.60	0.33
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.87)	7.02	4.89	(3.09)	2.94
TOTAL FROM INVESTMENT OPERATIONS	(4.32)	7.58	5.57	(2.49)	3.27
Less Distributions:
Distributions from net investment income	(0.65)	(0.54)	(0.47)	(0.28)	(0.97)
Redemption Fees	—	—	—	—	0.00[2]
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]
Net Asset Value, End of Period	$50.08	$55.05	$48.01	$42.91	$45.68
Total Return[4]	(7.93)%	15.91%	13.20%	(5.54)%	7.69%[3]
Ratios to Average Net Assets:
Net expenses	1.29%	1.40%	1.48%	1.48%[5]	1.48%[5]
Net investment income	1.03%	1.11%	1.52%	1.21%	0.78%
Expense waiver/reimbursement[6]	0.21%	0.11%	0.07%	0.07%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$112,358	$296,381	$262,870	$290,181	$503,104
Portfolio turnover	64%	58%	54%	53%	71%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.48% and 1.48% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$54.75	$47.72	$42.59	$45.45	$43.19
Income From Investment Operations:
Net investment income[1]	0.19	0.18	0.31	0.15	0.00[2]
Net realized and unrealized gain (loss) on investments, futures contracts, and foreign currency transactions	(4.91)	6.95	4.93	(3.01)	2.91
TOTAL FROM INVESTMENT OPERATIONS	(4.72)	7.13	5.24	(2.86)	2.91
Less Distributions:
Distributions from net investment income	(0.18)	(0.10)	(0.11)	—	(0.66)
Redemption Fees	—	—	—	—	0.00[2]
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]
Net Asset Value, End of Period	$49.85	$54.75	$47.72	$42.59	$45.45
Total Return[4]	(8.65)%	14.97%	12.34%	(6.29)%	6.84%[3]
Ratios to Average Net Assets:
Net expenses	2.09%	2.20%	2.27%	2.27%[5]	2.27%[5]
Net investment income	0.35%	0.35%	0.69%	0.30%	0.00%[6]
Expense waiver/reimbursement[7]	0.29%	0.23%	0.23%	0.17%	0.18%
Supplemental Data:
Net assets, end of period (000 omitted)	$6,927	$9,482	$10,583	$12,734	$17,381
Portfolio turnover	64%	58%	54%	53%	71%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.05% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 2.27% and 2.27% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	Represents less than 0.01%.
7	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$54.58	$47.61	$42.49	$45.34	$43.09
Income From Investment Operations:
Net investment income[1]	0.19	0.17	0.30	0.14	(0.00)[2]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.89)	6.95	4.93	(2.99)	2.90
TOTAL FROM INVESTMENT OPERATIONS	(4.70)	7.12	5.23	(2.85)	2.90
Less Distributions:
Distributions from net investment income	(0.23)	(0.15)	(0.11)	—	(0.66)
Redemption Fees	—	—	—	—	0.00[2]
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]
Net Asset Value, End of Period	$49.65	$54.58	$47.61	$42.49	$45.34
Total Return[4]	(8.65)%	14.98%	12.34%	(6.29)%	6.84%[3]
Ratios to Average Net Assets:
Net expenses	2.07%	2.19%	2.27%	2.27%[5]	2.27%[5]
Net investment income (loss)	0.36%	0.33%	0.67%	0.29%	(0.01)%
Expense waiver/reimbursement[6]	0.20%	0.11%	0.06%	0.08%	0.10%
Supplemental Data:
Net assets, end of period (000 omitted)	$32,783	$44,764	$43,430	$47,097	$64,512
Portfolio turnover	64%	58%	54%	53%	71%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	The net expense ratio if calculated without reduction for expense offset arrangements. The net expense ratios are 2.27% and 2.27% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$54.03	$47.18	$42.28	$45.02	$42.91
Income From Investment Operations:
Net investment income[1]	0.62	0.67	0.55	0.43	0.24
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.89)	6.65	4.85	(2.97)	2.80
TOTAL FROM INVESTMENT OPERATIONS	(4.27)	7.32	5.40	(2.54)	3.04
Less Distributions:
Distributions from net investment income	(0.29)	(0.47)	(0.50)	(0.20)	(0.94)
Redemption Fees	—	—	—	—	0.00[2]
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]
Net Asset Value, End of Period	$49.47	$54.03	$47.18	$42.28	$45.02
Total Return[4]	(7.94)%	15.64%	13.00%	(5.71)%	7.22%[3]
Ratios to Average Net Assets:
Net expenses	1.30%	1.64%	1.67%	1.67%[5]	1.91%[5]
Net investment income	1.18%	1.34%	1.24%	0.92%	0.56%
Expense waiver/reimbursement[6]	0.45%	0.41%	0.29%	0.31%	0.09%
Supplemental Data:
Net assets, end of period (000 omitted)	$2,110	$5,643	$37,967	$33,219	$33,189
Portfolio turnover	64%	58%	54%	53%	71%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
4	Based on net asset value.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.67% and 1.91% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$55.01	$47.98	$43.00	$45.76	$43.42
Income From Investment Operations:
Net investment income[1]	0.79	0.73	0.78	0.67	0.46
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(4.94)	6.99	4.92	(3.01)	2.95
TOTAL FROM INVESTMENT OPERATIONS	(4.15)	7.72	5.70	(2.34)	3.41
Less Distributions:
Distributions from net investment income	(0.81)	(0.69)	(0.72)	(0.42)	(1.08)
Redemption Fees	—	—	—	—	0.00[2]
Regulatory Settlement Proceeds	—	—	—	—	0.01[3]
Net Asset Value, End of Period	$50.05	$55.01	$47.98	$43.00	$45.76
Total Return[4]	(7.64)%	16.27%	13.56%	(5.24)%	8.03%[3]
Ratios to Average Net Assets:
Net expenses	0.99%	1.09%	1.17%	1.17%[5]	1.16%[5]
Net investment income	1.50%	1.49%	1.73%	1.38%	1.06%
Expense waiver/reimbursement[6]	0.20%	0.13%	0.09%	0.09%	0.11%
Supplemental Data:
Net assets, end of period (000 omitted)	$152,673	$275,579	$193,171	$164,416	$197,682
Portfolio turnover	64%	58%	54%	53%	71%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the year ended November 30, 2010, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.02% on the total return.
4	Based on net asset value.
5	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 1.17% and 1.16% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
6	The expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights–Class R6 Shares
(For a Share Outstanding Throughout Each Period)
	Year Ended 11/30/2014	Period Ended 11/30/2013[1]
Net Asset Value, Beginning of Period	$55.05	$51.01
Income From Investment Operations:
Net investment income (loss)[2]	1.07	(0.06)
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(5.26)	4.10
TOTAL FROM INVESTMENT OPERATIONS	(4.19)	4.04
Less Distributions:
Distributions from net investment income	(0.65)	—
Net Asset Value, End of Period	$50.21	$55.05
Total Return[3]	(7.69)%	7.92%
Ratios to Average Net Assets:
Net expenses	0.95%	0.94%[4]
Net investment income (loss)	2.04%	(0.36)%[4]
Expense waiver/reimbursement[5]	0.21%	—%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$6,287	$—[6]
Portfolio turnover	64%	58%[7]
1	Reflects operations for the period from August 5, 2013 (date of initial investment) to November 30, 2013.
2	Per share numbers have been calculated using the average shares method.
3	Based on net asset value. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
6	Represents less than $1,000.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the fiscal year ended November 30, 2013.
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investments in securities, at value including $6,162,024 of investment in an affiliated holding (Note 5) (identified cost $288,121,255)		$306,154,535
Restricted cash (Note 2)		585,376
Cash denominated in foreign currencies (identified cost $137,168)		137,041
Unrealized appreciation on foreign exchange contracts		8,470,991
Income receivable		810,380
Receivable for investments sold		157,279
Receivable for shares sold		110,622
Receivable for daily variation margin		50,354
Other assets		8,025
TOTAL ASSETS		316,484,603
Liabilities:
Unrealized depreciation on foreign exchange contracts	$2,243,712
Payable for shares redeemed	384,832
Payable for capital gains taxes withheld	169,877
Payable for investments purchased	157,279
Payable for transfer agent fees (Notes 2 and 5)	125,001
Bank overdraft	62,430
Payable for other service fees (Notes 2 and 5)	27,983
Payable for distribution services fee (Note 5)	24,995
Payable for Directors'/Trustees' fees (Note 5)	459
Accrued expenses (Note 5)	150,727
TOTAL LIABILITIES		3,347,295
Net assets for 6,260,934 shares outstanding		$313,137,308
Net Assets Consists of:
Paid-in capital		$545,030,493
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		24,220,154
Accumulated net realized loss on investments, futures contracts and foreign currency transactions		(257,574,732)
Undistributed net investment income		1,461,393
TOTAL NET ASSETS		$313,137,308
Annual Shareholder Report

Statement of Assets and Liabilities–continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($112,358,079 ÷ 2,243,456 shares outstanding) no par value, unlimited shares authorized	$50.08
Offering price per share (100/94.50 of $50.08)	$52.99
Redemption proceeds per share	$50.08
Class B Shares:
Net asset value per share ($6,926,716 ÷ 138,939 shares outstanding), no par value, unlimited shares authorized	$49.85
Offering price per share	$49.85
Redemption proceeds per share (94.50/100 of $49.85)	$47.11
Class C Shares:
Net asset value per share ($32,782,852 ÷ 660,241 shares outstanding), no par value, unlimited shares authorized	$49.65
Offering price per share	$49.65
Redemption proceeds per share (99.00/100 of $49.65)	$49.15
Class R Shares:
Net asset value per share ($2,110,113 ÷ 42,651 shares outstanding), no par value, unlimited shares authorized	$49.47
Offering price per share	$49.47
Redemption proceeds per share	$49.47
Institutional Shares:
Net asset value per share ($152,672,772 ÷ 3,050,442 shares outstanding), no par value, unlimited shares authorized	$50.05
Offering price per share	$50.05
Redemption proceeds per share	$50.05
Class R6 Shares:
Net asset value per share ($6,286,776 ÷ 125,205 shares outstanding), no par value, unlimited shares authorized	$50.21
Offering price per share	$50.21
Redemption proceeds per share	$50.21
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Dividends (including $6,592 received from affiliated holding (Note 5) and net of foreign taxes withheld of $1,692,151)			$10,875,537
Interest (including income on securities loaned of $553,952)			552,772
TOTAL INCOME			11,428,309
Expenses:
Investment adviser fee (Note 5)		$4,251,100
Administrative fee (Note 5)		369,227
Custodian fees		216,918
Transfer agent fees (Notes 2 and 5)		582,145
Directors'/Trustees' fees (Note 5)		4,321
Auditing fees		26,000
Legal fees		13,529
Distribution services fee (Note 5)		373,770
Other service fees (Notes 2 and 5)		575,905
Portfolio accounting fees		145,158
Share registration costs		78,645
Printing and postage		74,589
Miscellaneous (Note 5)		20,464
TOTAL EXPENSES		6,731,771
Waivers and Reimbursements:
Waiver/reimbursement of investment adviser fee (Note 5)	$(931,112)
Waiver/reimbursement of other operating expenses (Notes 2 and 5)	(56,082)
TOTAL WAIVERS AND REIMBURSEMENTS		(987,194)
Net expenses			5,744,577
Net investment income			5,683,732
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			69,255,898
Net realized gain on futures contracts			1,247,094
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(115,793,481)
Net change in unrealized depreciation of futures contracts			54,421
Net realized and unrealized loss on investments, futures contracts and foreign currency transactions			(45,236,068)
Change in net assets resulting from operations			$(39,552,336)
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$5,683,732	$7,445,669
Net realized gain on investments, futures contracts and foreign currency transactions	70,502,992	25,418,371
Net change in unrealized appreciation/depreciation of investments, futures contracts and translation of assets and liabilities in foreign currency	(115,739,060)	56,289,593
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(39,552,336)	89,153,633
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,435,563)	(2,877,767)
Class B Shares	(30,219)	(21,744)
Class C Shares	(184,334)	(132,745)
Class R Shares	(30,795)	(377,484)
Institutional Shares	(3,992,794)	(2,941,760)
Class R6 Shares	(1)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(7,673,706)	(6,351,500)
Share Transactions:
Proceeds from sale of shares	96,363,304	208,112,411
Net asset value of shares issued to shareholders in payment of distributions declared	5,715,934	4,874,385
Cost of shares redeemed	(373,565,096)	(211,959,255)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(271,485,858)	1,027,541
Change in net assets	(318,711,900)	83,829,674
Net Assets:
Beginning of period	631,849,208	548,019,534
End of period (including undistributed net investment income of $1,461,393 and $5,832,791, respectively)	$313,137,308	$631,849,208
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 14 portfolios. The financial statements included herein are only those of Federated InterContinental Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers six classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to seek long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available
Annual Shareholder Report

when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Global Investment Management Company (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
Annual Shareholder Report

The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
Annual Shareholder Report

Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares may bear distribution services fees and other service fees and transfer agent fees unique to those classes.
For the year ended November 30, 2014, transfer agent fees for the Fund were as follows:
	Transfer Agent Fees Incurred	Transfer Agent Fees Reimbursed
Class A Shares	$287,246	$(24,317)
Class B Shares	22,252	(7,495)
Class C Shares	65,076	(28)
Class R Shares	6,821	—
Institutional Shares	198,446	(12,374)
Class R6 Shares	2,304	—
TOTAL	$582,145	$(44,214)
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. For the year ended November 30, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$459,228
Class B Shares	20,434
Class C Shares	96,243
TOTAL	$575,905
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Annual Shareholder Report

Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
The Fund may be subject to taxes imposed by governments of countries in which it invests. Such Taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts to manage currency risk and market risk. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements (MNA) which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
Foreign exchange contracts outstanding at period end, including net unrealized appreciation/depreciation or net settlement amount, are listed after the Fund's Portfolio of Investments.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $770,519 and $2,254,309, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the
Annual Shareholder Report

respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.
Futures Contracts
The Fund purchases and sells financial futures contracts to manage country risk and market risk. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which is shown as Restricted Cash in the Statement of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange traded futures, guarantees the futures against default.
Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.
The average notional value of futures contracts held by the Fund throughout the period was $15,742,804. This is based on amounts held as of each month-end throughout the fiscal period.
Securities Lending
The Fund participates in a securities lending program providing for the lending of equity securities to qualified brokers. The Fund normally receives cash collateral for securities loaned that is invested in short-term securities including repurchase agreements. Collateral is maintained at a minimum level of 100% of the market value of investments loaned, plus interest, if applicable. Earnings on collateral are allocated between the securities lending agent, as a fee for its services under the program, and the Fund, according to agreed-upon rates.
Securities lending transactions are subject to MNA. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross. The cash collateral received by the Fund exceeds the market value of the securities loaned reducing the net settlement amount to zero. Additionally, the securities lending agreement executed by the Fund includes an indemnification clause. This clause stipulates that the borrower will reimburse the Fund for any losses as a result of any failure of the borrower to return equivalent securities to the Fund.
As of November 30, 2014, the Fund had no outstanding securities on loan.
Annual Shareholder Report

Additional Disclosure Related to Derivative Instruments
Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Unrealized appreciation on foreign exchange contracts	$ 8,470,991	Unrealized depreciation on foreign exchange contracts	$ 2,243,712
Equity contracts	Receivable for daily variation margin	21,573 *		—
Total derivatives not accounted for as hedging instruments under ASC Topic 815		$ 8,492,564		$ 2,243,712
*	Includes cumulative appreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$1,247,094	$—	$ 1,247,094
Foreign exchange contracts	—	6,387,675	6,387,675
TOTAL	$ 1,247,094	$ 6,387,675	$ 7,634,769

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Equity contracts	$ 54,421	$—	$ 54,421
Foreign exchange contracts	—	2,694,607	2,694,607
TOTAL	$ 54,421	$2,694,607	$2,749,028
Annual Shareholder Report

Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	466,917	$ 24,761,050	1,569,642	$79,908,898
Shares issued to shareholders in payment of distributions declared	57,384	3,093,594	56,161	2,772,650
Shares redeemed	(3,664,850)	(191,505,725)	(1,716,572)	(87,427,578)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,140,549)	$(163,651,081)	(90,769)	$(4,746,030)

Year Ended November 30	2014		2013
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	9,354	$497,904	17,829	$912,555
Shares issued to shareholders in payment of distributions declared	525	28,357	405	20,050
Shares redeemed	(44,121)	(2,329,016)	(66,822)	(3,389,486)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(34,242)	$(1,802,755)	(48,588)	$(2,456,881)

Year Ended November 30	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	70,060	$ 3,659,262	128,584	$6,510,104
Shares issued to shareholders in payment of distributions declared	2,964	159,530	2,343	115,533
Shares redeemed	(232,953)	(12,172,637)	(222,993)	(11,255,883)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(159,929)	$(8,353,845)	(92,066)	$(4,630,246)

Year Ended November 30	2014		2013
Class R Shares:	Shares	Amount	Shares	Amount
Shares sold	27,037	$1,419,490	88,501	$4,406,671
Shares issued to shareholders in payment of distributions declared	572	30,483	7,763	376,953
Shares redeemed	(89,405)	(4,599,046)	(796,538)	(40,048,712)
NET CHANGE RESULTING FROM CLASS R SHARE TRANSACTIONS	(61,796)	$(3,149,073)	(700,274)	$(35,265,088)
Annual Shareholder Report

Year Ended November 30	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	1,086,796	$57,031,031	2,305,886	$116,374,083
Shares issued to shareholders in payment of distributions declared	44,750	2,403,970	32,307	1,589,199
Shares redeemed	(3,091,139)	(160,592,362)	(1,353,975)	(69,837,596)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(1,959,593)	$(101,157,361)	984,218	$48,125,686

	Year Ended 11/30/2014		Period Ended 11/30/2013[1]
Class R6 Shares:	Shares	Amount	Shares	Amount
Shares sold	170,006	$8,994,567	2	$100
Shares issued to shareholders in payment of distributions declared	—	—	—	—
Shares redeemed	(44,803)	(2,366,310)	—	—
NET CHANGE RESULTING FROM CLASS R6 SHARE TRANSACTIONS	125,203	$6,628,257	2	$100
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	(5,230,906)	$(271,485,858)	52,523	$1,027,541
1	Reflects operations for the period from August 5, 2013 (date of initial investment) to November 30, 2013.
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions and realized capital gains tax expense.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(2,381,424)	$2,381,424
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014	2013
Ordinary income	$7,673,706	$6,351,500
Annual Shareholder Report

As of November 30, 2014, the components of distributable earnings on a tax-basis were as follows:
Undistributed ordinary income	$1,811,341
Net unrealized appreciation	$17,624,069
Capital loss carryforwards	$(251,328,595)
The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to differing treatments for the deferral of losses on wash sales, unrealized capital gains tax expense and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
At November 30, 2014, the cost of investments for federal tax purposes was $288,320,184. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from: (a) the translation of FCs to U.S. dollars of assets and liabilities other than investments in securities; (b) outstanding foreign currency commitments; and (c) futures contracts was $17,834,351. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $34,614,516 and net unrealized depreciation from investments for those securities having an excess of cost over value of $16,780,165.
At November 30, 2014, the Fund had a capital loss carryforward of $251,328,595 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, thereby reducing the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried forward for a maximum of eight tax years (“Carryforward Limit”), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.
The following schedule summarizes the Fund's capital loss carryforwards and expiration years:
Expiration Year	Short-Term	Long-Term	Total
2016	$845,950	NA	$845,950
2017	$ 250,482,645	NA	$ 250,482,645
The Fund used capital loss carryforwards of $75,551,303 to offset taxable capital gains realized during the year ended November 30, 2014.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.90% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive and/or reimburse any portion of its fee. For the year ended November 30, 2014, the Adviser voluntarily waived $902,360 of its fee and reimbursed $44,214 of transfer agent fees.
Annual Shareholder Report

Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the fee paid to FAS was 0.078% of the average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class R Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%
Class R Shares	0.50%
Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class B Shares	$61,304	$—
Class C Shares	288,730	—
Class R Shares	23,736	(11,868)
TOTAL	$373,770	$(11,868)
For the year ended November 30, 2014, the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Annual Shareholder Report

When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2014, FSC retained $44,162 of fees paid by the Fund.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2014, FSC retained $9,037 in sales charges from the sale of Class A Shares. FSC also retained $686, $10,480 and $2,202 of CDSC relating to redemptions of Class A, Class B and Class C Shares, respectively.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) on their own initiative have agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, expenses allocated from affiliated partnerships, extraordinary expenses and proxy expenses paid by the fund, if any) paid by the Fund's Class A Shares, Class B Shares, Class C Shares, Class R Shares, Institutional Shares and Class R6 Shares (after the voluntary waivers and reimbursements) will not exceed 1.29%, 2.08%, 2.08%, 1.45%, 0.98% and 0.94% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Other Service Fees
For the year ended November 30, 2014, FSSC received $18,196 of the other service fees disclosed in Note 2.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statement of Assets and Liabilities and Statement of Operations, respectively.
Annual Shareholder Report

Transactions Involving Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $28,752. Transactions with the affiliated holding during the year ended November 30, 2014, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2013	6,638,708
Purchases/Additions	254,649,401
Sales/Reductions	(255,126,085)
Balance of Shares Held 11/30/2014	6,162,024
Value	$6,162,024
Dividend Income	$6,592
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$ 292,258,697
Sales	$ 561,226,245
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
Annual Shareholder Report

10. FEDERAL TAX INFORMATION (UNAUDITED)
For the fiscal year ended November 30, 2014, 91.98% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.
To the extent the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.
For the fiscal year ended November 30, 2014, the Fund derived $7,122,350 of gross income from foreign sources and paid foreign taxes of $923,972.
Annual Shareholder Report

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated Intercontinental fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated InterContinental Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated InterContinental Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
Annual Shareholder Report

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (“loads”) on purchase or redemption payments and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$918.70	$6.20
Class B Shares	$1,000	$915.20	$9.99
Class C Shares	$1,000	$915.20	$9.94
Class R Shares	$1,000	$918.70	$6.35[2]
Institutional Shares	$1,000	$920.40	$4.72
Class R6 Shares	$1,000	$920.40	$4.57
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.60	$6.53
Class B Shares	$1,000	$1,014.64	$10.50
Class C Shares	$1,000	$1,014.69	$10.45
Class R Shares	$1,000	$1,018.45	$6.68[2]
Institutional Shares	$1,000	$1,020.16	$4.96
Class R6 Shares	$1,000	$1,020.31	$4.81
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.29%
Class B Shares	2.08%
Class C Shares	2.07%
Class R Shares	1.32%
Institutional Shares	0.98%
Class R6 Shares	0.95%
2	Actual and Hypothetical expenses paid during the period utilizing the Fund's Class R Shares current Fee Limit of 1.45% (as reflected in the Notes to Financial Statements, Note 5 under Expense Limitation), multiplied by the average account value over the period, multiplied by 183/365 (to reflect expenses paid as if they had been in effect throughout the most recent one-half-year period) would be $6.97 and $7.33, respectively.
Annual Shareholder Report

Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust business affairs and for exercising all the Trust powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
Annual Shareholder Report

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 VICE PRESIDENT Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Annual Shareholder Report

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Audrey H. Kaplan Birth Date: February 20, 1967 Vice President Officer since: February 2011 Portfolio Manager since: February 2004	Principal Occupations: Senior Vice President, Senior Portfolio Manager of the Fund's Adviser and Head of the International Equity Team. Audrey H. Kaplan has been the Fund's Portfolio Manager since February 2004. She is Vice President of the Trust with respect to the Fund. Ms. Kaplan is responsible for portfolio management and research in the global equity area.
Previous Positions: Ms. Kaplan has 26 years of investment experience. Prior to joining Federated in August 2007, she managed the Rochdale Atlas Portfolio at Rochdale Investment Management, LLC in New York; was a hedge fund strategy consultant at BlueCrest Capital Management in London; worked in European quantitative strategy for Merrill Lynch in London; researched global emerging markets at Robert Fleming in London; and completed equity, fixed-income and derivative analysis with Salomon Brothers in Tokyo and New York.
Annual Shareholder Report

Evaluation and Approval of Advisory Contract–May 2014
Federated InterContinental Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
Annual Shareholder Report

institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
Annual Shareholder Report

the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was above the median of the relevant peer group, but the Board noted the applicable waivers and reimbursements and that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund in the context of the other factors considered relevant by the Board.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees. The Senior Officer noted that the services, administrative responsibilities and risks associated with such relationships is quite different than serving as a primary adviser to a fund.
Annual Shareholder Report

The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the Evaluation. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. In this regard, the Senior Officer proposed, and the Board approved, a reduction of 10 basis points in the contractual advisory fee. This change more closely aligned the contractual fee with the net fee actually charged after the imposition of applicable voluntary waivers and was believed by both the Senior Officer and the Board to improve the market competitiveness of the Fund. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Annual Shareholder Report

Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having
Annual Shareholder Report

invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated InterContinental Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172511
CUSIP 314172495
CUSIP 314172487
CUSIP 314172479
CUSIP 314172461
CUSIP 314172164
37865 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.
Annual Shareholder Report
November 30, 2014
Share Class	Ticker
A	IVFAX
C	IVFCX
Institutional	IVFIX

Federated International Strategic Value Dividend Fund
Fund Established 2008

A Portfolio of Federated Equity Funds

Dear Valued Shareholder,
I am pleased to present the Annual Shareholder Report for your fund covering the period from December 1, 2013 through November 30, 2014. This report includes Management's Discussion of Fund Performance, a complete listing of your fund's holdings, performance information and financial statements along with other important fund information.
In addition, our website, FederatedInvestors.com, offers easy access to Federated resources that include timely fund updates, economic and market insights from our investment strategists, and financial planning tools. We invite you to register to take full advantage of its capabilities.
Thank you for investing with Federated. I hope you find this information useful and look forward to keeping you informed.
Sincerely,
J. Christopher Donahue, President

Not FDIC Insured • May Lose Value • No Bank Guarantee

Management's Discussion of Fund Performance (unaudited)
The total return of Federated International Strategic Value Dividend Fund (the “Fund”), based on net asset value, for the 12-month reporting period ended November 30, 2014 was 3.68% for the Class A Shares, 3.01% for the Class C Shares and 3.91% for the Institutional Shares. The 3.91% total return of the Institutional Shares consisted of 4.86% in dividend income and -0.95% in depreciation of the net asset value of the shares. The total return of the MSCI EAFE High Dividend Yield Index,1 a broad-based securities market index that represents the international dividend-paying universe, was 2.24% for the reporting period. The MSCI EAFE Index,2 which is representative of the broad securities market outside of North and South America,3 had a total return of -0.02% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which are not reflected in the total return of the MSCI EAFE High Dividend Yield Index or the MSCI EAFE Index.
The following discussion will focus on the performance of the Fund's Institutional Shares.
MARKET OVERVIEW
Equity investors began the 12-month reporting period with a sense of cautious optimism, encouraged by some reassuring economic data coming out of the euro zone. Following the official end to the region's recession in 2013, manufacturing data, employment numbers and economic sentiment in the region's core countries were showing signs that the economy might be shifting from “stabilization” to “improvement.” Even in Spain, which was among the hardest-hit economies in the euro zone, the news seemed promising: manufacturing data signaled expansion, new car sales showed a sharp recovery and the country's economic minister predicted “significant” job growth in the coming year. Meanwhile in China, manufacturing data, retail sales and fixed asset investments had all beat expectations going into the reporting period, seemingly providing some comfort to investors hoping China's economy would navigate its way to a soft landing.
But in spite of a global economic outlook that was hinting at modest improvement, investors proved hesitant to wade too deeply into a broad market that had just delivered a 24.84% return on the MSCI EAFE index in the prior 12-month period. And while this broad index continued to post gradual gains through the middle of 2014, equity investors favored defensive holdings as economic and geopolitical developments sparked renewed concerns about the trajectory of the global economy. Not the least of these developments was Russia's move to annex part of Ukraine, causing a sell-off, which later recovered as the likelihood of military action diminished.
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The third quarter of 2014 provided some fresh sources of anxiety, with the civil and political upheaval in Ukraine, the tumultuous situation in the Middle East and the outbreak of the Ebola virus. Geopolitical concerns were further amplified by a new layer of economic uncertainty, including signs of slowing growth in the euro zone, renewed fears about the state of the Chinese economy and the threat of deflation which was mounting in both Europe and Japan.
As market participants began to digest these new challenges late in the third quarter of 2014, most major foreign equity markets came under pressure. Late-year declines in international indices were compounded by a strengthening U.S. dollar, which made its strongest positive move against the basket of major currencies since the onset of the global financial crisis in Q3 2008. The surge in the U.S. dollar was fueled by a better-than-expected rebound in U.S. economic growth, as well as the announcement that the European Central Bank would fight deflation fears by pursuing its own quantitative easing (QE) measures. Meanwhile, in the U.S., the Federal Reserve remained dismissive of any inflation threat, and policymakers signaled their intent to remain accommodative for a long time in spite of the imminent completion of its own QE program.
Throughout the latter half of 2014, the strengthening U.S. dollar weighed on returns recognized by U.S. owners of foreign securities. U.S. dollar strength also placed downward pressure on crude oil prices, which had already started to decline in response to increasing North American shale production and renewed concerns about the sustainability of global demand. As a result, West Texas Intermediate crude oil spot prices declined from $105.37 per barrel at mid-year to $66.15 as of November 30, 2014, driving a selloff in Energy shares and fueling new concerns for oil-dependent economies.
In spite of most major equity indexes finishing the reporting period with positive returns (at least in local currency), investor sentiment in the final months of the reporting period marked a notable divergence from the optimism that prevailed at the end of 2013. The euro zone appeared to be teetering on the verge of another recession, Japan slipped back into recession and China saw various growth gauges continue to trend down. All three markets closed the period with some added economic tonic, pursuing QE measures that they hoped would quell deflation concerns and fuel the outlook for economic growth.
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DIVIDEND-BASED4 PERFORMANCE
The Fund ended the 12-month reporting period with a 30-day SEC yield of 3.6%5 and a gross weighted-average dividend yield of 4.6% (excluding the positive yield contribution realized from special dividends received in the period). The Fund's gross yield was greater than the yield of the 10-Year U.S. Treasury Note (2.4%), the yield of the broad-market MSCI EAFE Index (3.0%) and the yield of the MSCI EAFE High Dividend Yield Index (4.5%). In addition to its higher-than-market yield, the Fund seeks to own high-quality companies that can raise their dividends over time. In the 12-month reporting period, 34 companies within the Fund raised their dividend, accounting for 39 increases overall. Some of the most generous increases in the reporting period came from holdings such as Telenor (16.7%), Imperial Tobacco (10.1%), Australia & New Zealand Banking Group (8.5%), Shaw Communications (7.8%) and Svenska Handelsbanken (7.0%). Additionally, two holdings paid special dividends in the first quarter of 2014. Vodafone, a holding in the Telecom sector, completed the sale of its 45% stake in Verizon Wireless back to Verizon and distributed the majority of the proceeds to shareholders in a special dividend of unprecedented magnitude. This special distribution was valued at about £1.04 per Vodafone share, and consisted of both cash and Verizon shares. Svenska Handelsbanken, a holding in the Financial sector, also paid a special dividend in 2014, in the amount of 5 Swedish Kronor per share. In total, special distributions added about 1.1 percentage points to the overall yield of the Fund for the reporting period. The impact of such one-time special dividends is not included in the Fund's weighted-average dividend yield of 4.6%, stated above.
Consistent with the Fund's characteristically low Beta of 0.86 (Wilshire 3-year beta versus the MSCI EAFE Index calculated using monthly return), the Fund's performance held up relatively well in a period of market volatility, finishing the reporting period with a total return of 3.91%. The Fund primarily invests in high-yielding, low-beta, large-cap, high-quality holdings which are representative of a strategy that seeks high, sustainable and growing dividends. Sector returns were mixed across the broad market throughout the reporting period, with investors favoring defensive, dividend-friendly sectors that are central to the Fund's strategy. As a result of investors' cautious posture in the period, the broad-based MSCI EAFE index received its strongest positive returns from the Health Care, Utilities and Telecom Services sectors. Meanwhile, historically cyclical sectors such as Materials, Industrials, Consumer Discretionary and Energy underperformed the broad market, finishing the period with negative total returns. Overall, investors' preference to own defensive, dividend-paying companies in the reporting period benefited the Fund's strategy, which has a natural focus on non-cyclical businesses with relatively predictable cash flows. In fact, at the end of the reporting period the Fund held no position in some of the market's most cyclical sectors–Industrials, Information Technology and Materials. The Fund did, however, enjoy positive contributions from nearly every sector where it had exposure, with its strongest
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contributions coming from the Utilities, Consumer Staples and Health Care segments. Holdings in these sectors contributed weighted-average total returns of 14.8%, 11.3% and 9.7%, respectively. Performance was led by holdings such as Novartis (25.86%), SSE (26.06%), Imperial Tobacco (28.88%), United Utilities (38.32%) and AstraZeneca (40.01%). The Fund's position in AstraZeneca was exited in April after its shares appreciated significantly in response to a buyout offer from Pfizer.
The Energy sector provided one notable exception to the Fund's positive overall performance during the reporting period, as collapsing crude oil prices weighed on returns. In fact, the Energy segment contributed the Fund's only negative weighted-average sector return for the period (-9.64%). Notable declines among the Fund's Energy holdings included Crescent Point Energy, Eni, Statoil and BP, which generated total returns of -26.90%, -12.56%, -12.01% and -11.90%, respectively, during the reporting period.
While most major foreign equity indices generated positive total returns in local currency terms, the strengthening U.S. dollar created a performance headwind for U.S.-based shareholders of international companies. For the 12-month reporting period, several major currencies had logged meaningful declines versus the U.S. dollar, most notably the euro (-8.4%) and the Japanese yen (-13.8%). Importantly, the Fund owned no Japanese holdings during the reporting period and maintained only modest exposure to euro zone countries (just 11.4% at period-end), helping to mitigate a portion of the currency headwind experienced by the broad market. The Fund's low exposure to these markets is a reflection of the limited opportunity they offer to own high-quality, large-cap, dividend-paying companies.
Consistent with its dividend-focused strategy, the Fund's holdings remained focused on stable, mature markets that offer an abundance of high-dividend paying stocks, especially the United Kingdom, Switzerland, Canada and Australia. Fund holdings in these dividend-friendly countries delivered weighted-average total returns of 10.63%, 16.05%, 4.92% and -0.78%, respectively, over the reporting period. Partially offsetting the overall positive contribution from the strategy's core dividend markets were negative weighted-average returns generated by the Fund's investments in the euro zone, namely Italy (-12.56%), France (-3.01%) and Germany (-2.12%). Portfolio declines noted in these countries can be attributed to a combination of weak share performance in the Energy sector and the devaluation of the Euro.
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Over the 12-month reporting period, global markets were significantly affected by geopolitical events, central bank policy decisions, flagging energy prices and uncertain growth prospects for many of the world's major economies. In spite of the ups and downs experienced by the market during the reporting period, the Fund remained positioned to effectively pursue its objectives of high current income, long-term dividend growth and lower downside risk in a variety of market environments.
1	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE High Dividend Yield Index.
2	Please see the footnotes to the line graphs below for definitions of, and further information about, the MSCI EAFE.
3	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards.
4	There are no guarantees that dividend-paying stocks will continue to pay dividends. In addition, dividend-paying stocks may not experience the same capital appreciation potential as non-dividend-paying stocks.
5	Represents the 30-day SEC yield for the Fund's Institutional Shares. In the absence of temporary expense waivers or reimbursements the 30-day SEC yield would have been 3.46% for the Fund's Institutional shares. The dividend yield represents the average yield of the underlying securities within the portfolio.
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FUND PERFORMANCE AND GROWTH OF A $10,000 INVESTMENT
The graph below illustrates the hypothetical investment of $10,0001 in the Federated International Strategic Value Dividend Fund from June 4, 2008 (start of performance) to November 30, 2014, compared to the MSCI EAFE High Dividend Yield Index (MSCI HDY)2 and the MSCI EAFE Index (MSCI EAFE).3 The Average Annual Total Return table below shows returns for each class averaged over the stated periods.
Growth of a $10,000 Investment- Class A Shares
Growth of $10,000 as of November 30, 2014
■	Total returns shown include the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450).
The Fund offers multiple share classes whose performance may be greater than or less than its other share class(es) due to differences in sales charges and expenses. See the Average Annual Return table below for the returns of additional classes not shown in the line graph above.
Average Annual Total Returns for the Period Ended 11/30/2014
(returns reflect all applicable sales charges and contingent deferred sales charges as specified below in footnote #1)
	1 Year	5 Year	Start of Performance[4]
Class A Shares	-2.14%	5.72%	0.26%
Class C Shares	2.02%	6.13%	0.38%
Institutional Shares	3.91%	7.21%	1.37%
MSCI HDY	2.24%	7.21%	2.15%
MSCI EAFE	-0.02%	6.38%	0.68%

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Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.
1	Represents a hypothetical investment of $10,000 in the Fund after deducting applicable sales charges: for Class A Shares, the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450); for Class C Shares, the maximum contingent deferred sales charge is 1.00% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI HDY and the MSCI EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The MSCI HDY is based on MSCI EAFE, its parent index, and includes large-and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends. The index is not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The MSCI EAFE Index is an equity index which captures large-and mid-cap representation across developed markets countries around the world, excluding the United States and Canada. With 906 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The index is not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
4	The Fund's Class A Shares, Class C Shares and Institutional Shares commenced operations on June 4, 2008.
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Portfolio of Investments Summary Tables (unaudited)
At November 30, 2014, the Fund's portfolio composition1 was as follows:
Country	Percentage of Total Net Assets
United Kingdom	37.7%
Canada	13.6%
Switzerland	10.2%
Australia	9.3%
France	6.1%
Brazil	5.3%
Sweden	4.2%
Norway	4.2%
Germany	2.7%
Singapore	2.6%
Italy	2.5%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities—Net[3]	1.1%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
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At November 30, 2014, the Fund's sector classification composition4 was as follows:
Sector Classification	Percentage of Total Net Assets
Consumer Staples	23.6%
Telecommunication Services	21.8%
Financials	16.2%
Energy	13.2%
Health Care	11.4%
Utilities	7.4%
Consumer Discretionary	4.8%
Cash Equivalents[2]	0.5%
Other Assets and Liabilities—Net[3]	1.1%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
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Portfolio of Investments
November 30, 2014
Shares		Value in U.S. Dollars
	COMMON STOCKS—98.4%
	Banks—13.4%
437,800	Australia & New Zealand Banking Group, Melbourne	$ 11,890,928
244,100	Bank of Montreal	17,901,378
227,200	Canadian Imperial Bank of Commerce	21,158,310
2,486,000	HSBC Holdings PLC	24,735,739
485,000	National Australia Bank Ltd., Melbourne	13,453,537
200,000	Svenska Handelsbanken AB, Class A	9,768,593
683,100	Swedbank AB, Class A	17,919,059
409,000	Westpac Banking Corp. Ltd., Sydney	11,327,953
	TOTAL	128,155,497
	Energy—13.2%
2,784,000	BP PLC	18,272,990
606,800	Crescent Point Energy Corp.	15,749,737
1,210,900	ENI SpA	24,196,619
632,545	Royal Dutch Shell PLC, Class B	21,964,191
1,263,705	Statoil ASA	23,867,452
401,906	Total S.A.	22,483,867
	TOTAL	126,534,856
	Food & Staples Retailing—2.7%
985,200	Woolworth's Ltd.	26,088,020
	Food Beverage & Tobacco—20.9%
5,165,000	Ambev SA, ADR	33,830,750
694,115	British American Tobacco PLC	41,140,571
916,155	Imperial Tobacco Group PLC	42,358,932
542,527	Nestle S.A.	40,735,145
990,849	Unilever PLC	41,881,246
	TOTAL	199,946,644
	Insurance—2.8%
127,875	Muenchener Rueckversicherungs-Gesellschaft AG	26,339,506
	Media—4.8%
721,000	Pearson PLC	13,863,652
1,190,700	Shaw Communications, Inc., Class B	32,144,214
	TOTAL	46,007,866
	Pharmaceuticals Biotechnology & Life Sciences—11.4%
1,777,643	GlaxoSmithKline PLC	41,233,987
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Shares			Value in U.S. Dollars
		COMMON STOCKS—continued
		Pharmaceuticals Biotechnology & Life Sciences—continued
206,100		Novartis AG	$19,943,441
41,900		Roche Holding AG	12,549,402
369,553		Sanofi	35,778,462
		TOTAL	109,505,292
		Technology Hardware Storage & Peripherals—21.8%
649,200		BCE, Inc.	30,282,753
329,500		Rogers Communications, Inc., Class B	13,188,644
8,351,385		Singapore Telecom Ltd.	24,974,429
39,820		Swisscom AG	24,170,173
824,950		Telef Brasil, ADR	16,960,972
754,000		Telenor ASA	15,917,354
1,727,000		TeliaSonera AB	12,321,570
5,503,515		Telstra Corp. Ltd.	26,645,848
12,173,818		Vodafone Group PLC	44,487,110
		TOTAL	208,948,853
		Utilities—7.4%
4,726,000		Centrica PLC	21,009,366
855,167		National Grid PLC	12,422,763
557,800		Scottish & Southern Energy PLC	14,289,160
1,660,770		United Utilities Group PLC	23,489,960
		TOTAL	71,211,249
		TOTAL COMMON STOCKS (IDENTIFIED COST $921,244,841)	942,737,783
		INVESTMENT COMPANY—0.5%
4,797,699	[1,2]	Federated Prime Value Obligations Fund, Class Institutional Shares, 0.07% (AT NET ASSET VALUE)	4,797,699
		TOTAL INVESTMENTS—98.9% (IDENTIFIED COST $926,042,540)[3]	947,535,482
		OTHER ASSETS AND LIABILITIES - NET—1.1%[4]	10,392,698
		TOTAL NET ASSETS—100%	$957,928,180
1	Affiliated holding.
2	7-day net yield.
3	Also represents cost for federal tax purposes.
4	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Note: The categories of investments are shown as a percentage of total net assets at November 30, 2014.
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Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1—quoted prices in active markets for identical securities, including investment companies with daily net asset values, if applicable.
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Also includes securities valued at amortized cost.
Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
As of November 30, 2014, all investments of the Fund utilized Level 1 inputs in valuing the Fund's assets carried at fair value.
The following acronym is used throughout this portfolio:
ADR	—American Depositary Receipt
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$4.21	$3.88	$3.61	$3.47	$3.64
Income From Investment Operations:
Net investment income[1]	0.19	0.15	0.16	0.17	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.03)	0.32	0.24	0.12	(0.20)
TOTAL FROM INVESTMENT OPERATIONS	0.16	0.47	0.40	0.29	(0.03)
Less Distributions:
Distributions from net investment income	(0.20)	(0.14)	(0.13)	(0.15)	(0.14)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.00)[2]	—	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.20)	(0.14)	(0.13)	(0.15)	(0.14)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$4.17	$4.21	$3.88	$3.61	$3.47
Total Return[3]	3.68%	12.25%	11.37%	8.52%	(0.68)%
Ratios to Average Net Assets:
Net expenses	1.11%	1.10%	1.04%	1.00%[4]	1.00%[4]
Net investment income	4.48%	3.70%	4.34%	4.55%	4.90%
Expense waiver/reimbursement[5]	0.14%	0.18%	0.38%	1.25%	2.56%
Supplemental Data:
Net assets, end of period (000 omitted)	$311,840	$263,210	$110,082	$38,968	$19,060
Portfolio turnover	11%	14%	26%	38%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.00% and 1.00% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$4.19	$3.86	$3.60	$3.46	$3.63
Income From Investment Operations:
Net investment income[1]	0.15	0.12	0.13	0.15	0.13
Net realized and unrealized gain (loss) on investments, and foreign currency transactions	(0.02)	0.32	0.23	0.12	(0.19)
TOTAL FROM INVESTMENT OPERATIONS	0.13	0.44	0.36	0.27	(0.06)
Less Distributions:
Distributions from net investment income	(0.17)	(0.11)	(0.10)	(0.13)	(0.11)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.00)[2]	—	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.17)	(0.11)	(0.10)	(0.13)	(0.11)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$4.15	$4.19	$3.86	$3.60	$3.46
Total Return[3]	3.01%	11.57%	10.29%	7.76%	(1.43)%
Ratios to Average Net Assets:
Net expenses	1.86%	1.85%	1.79%	1.75%[4]	1.74%[4]
Net investment income	3.60%	3.00%	3.56%	3.94%	3.72%
Expense waiver/reimbursement[5]	0.14%	0.18%	0.37%	1.25%	3.01%
Supplemental Data:
Net assets, end of period (000 omitted)	$123,868	$77,421	$23,155	$6,130	$3,022
Portfolio turnover	11%	14%	26%	38%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.75% and 1.74% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Financial Highlights–Institutional Shares
(For a Share Outstanding Throughout Each Period)
Year Ended November 30	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$4.22	$3.88	$3.61	$3.47	$3.64
Income From Investment Operations:
Net investment income[1]	0.19	0.16	0.17	0.17	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.02)	0.33	0.24	0.13	(0.19)
TOTAL FROM INVESTMENT OPERATIONS	0.17	0.49	0.41	0.30	(0.02)
Less Distributions:
Distributions from net investment income	(0.21)	(0.15)	(0.14)	(0.16)	(0.15)
Distributions from net realized gain on investments and foreign currency transactions	(0.00)[2]	(0.00)[2]	—	(0.00)[2]	—
TOTAL DISTRIBUTIONS	(0.21)	(0.15)	(0.14)	(0.16)	(0.15)
Redemption Fees	—	—	—	—	0.00[2]
Net Asset Value, End of Period	$4.18	$4.22	$3.88	$3.61	$3.47
Total Return[3]	3.91%	12.78%	11.66%	8.75%	(0.47)%
Ratios to Average Net Assets:
Net expenses	0.86%	0.85%	0.79%	0.75%[4]	0.75%[4]
Net investment income	4.52%	4.02%	4.55%	4.80%	4.80%
Expense waiver/reimbursement[5]	0.14%	0.18%	0.37%	1.23%	3.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$522,221	$323,386	$134,463	$37,527	$13,644
Portfolio turnover	11%	14%	26%	38%	23%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value.
4	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 0.75% and 0.75% for the years ended November 30, 2011 and 2010, respectively, after taking into account these expense reductions.
5	This expense decrease is reflected in both the net expense and net investment income ratios shown above.
See Notes which are an integral part of the Financial Statements
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Statement of Assets and Liabilities
November 30, 2014
Assets:
Total investments in securities, at value including $4,797,699 of investment in an affiliated holding (Note 5) (identified cost $926,042,540)		$947,535,482
Cash denominated in foreign currencies (identified cost $3,167,404)		3,165,476
Income receivable		4,907,612
Receivable for shares sold		3,662,045
TOTAL ASSETS		959,270,615
Liabilities:
Payable for shares redeemed	$941,275
Payable for transfer agent fee	127,415
Payable for other service fees (Notes 2 and 5)	87,199
Payable for distribution services fee (Note 5)	75,238
Payable for portfolio accounting fees	41,025
Payable for auditing fees	29,000
Accrued expenses (Note 5)	41,283
TOTAL LIABILITIES		1,342,435
Net assets for 229,647,665 shares outstanding		$957,928,180
Net Assets Consists of:
Paid-in capital		$930,535,729
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		21,386,694
Accumulated net realized gain on investments		3,755,472
Undistributed net investment income		2,250,285
TOTAL NET ASSETS		$957,928,180
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net asset value per share ($311,839,920 ÷ 74,747,504 shares outstanding), no par value, unlimited shares authorized		$4.17
Offering price per share (100/94.50 of $4.17)		$4.41
Redemption proceeds per share		$4.17
Class C Shares:
Net asset value per share ($123,867,609 ÷ 29,849,891 shares outstanding), no par value, unlimited shares authorized		$4.15
Offering price per share		$4.15
Redemption proceeds per share (99.00/100 of $4.15)		$4.11
Institutional Shares:
Net asset value per share ($522,220,651 ÷ 125,050,270 shares outstanding), no par value, unlimited shares authorized		$4.18
Offering price per share		$4.18
Redemption proceeds per share		$4.18
See Notes which are an integral part of the Financial Statements
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16

Statement of Operations
Year Ended November 30, 2014
Investment Income:
Interest			$2,915
Dividends (including $5,172 received from affiliated holding (Note 5) and net of foreign taxes withheld of $2,844,657)			43,720,663
TOTAL INCOME			43,723,578
Expenses:
Investment adviser fee (Note 5)		$6,003,193
Administrative fee (Note 5)		625,881
Custodian fees		137,782
Transfer agent fees		810,370
Directors'/Trustees' fees (Note 5)		4,823
Auditing fees		29,500
Legal fees		13,172
Distribution services fee (Note 5)		772,143
Other service fees (Notes 2 and 5)		1,002,079
Portfolio accounting fees		147,049
Share registration costs		99,085
Printing and postage		61,479
Miscellaneous (Note 5)		17,763
TOTAL EXPENSES		9,724,319
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(1,102,186)
Waiver of other operating expenses	(400)
TOTAL WAIVERS AND REIMBURSEMENT		(1,102,586)
Net expenses			8,621,733
Net investment income			35,101,845
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain on investments and foreign currency transactions			4,196,484
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency			(24,567,264)
Net realized and unrealized loss on investments and foreign currency transactions			(20,370,780)
Change in net assets resulting from operations			$14,731,065
See Notes which are an integral part of the Financial Statements
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17

Statement of Changes in Net Assets
Year Ended November 30	2014	2013
Increase (Decrease) in Net Assets
Operations:
Net investment income	$35,101,845	$17,412,283
Net realized gain (loss) on investments and foreign currency transactions	4,196,484	(775,208)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	(24,567,264)	35,003,739
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	14,731,065	51,640,814
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(13,362,159)	(5,917,210)
Class C Shares	(3,800,656)	(1,275,497)
Institutional Shares	(18,021,192)	(8,012,608)
Distributions from net realized gain on investments
Class A Shares	(123,999)	(49,405)
Class C Shares	(37,818)	(10,610)
Institutional Shares	(153,024)	(59,383)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(35,498,848)	(15,324,713)
Share Transactions:
Proceeds from sale of shares	538,866,802	456,322,386
Net asset value of shares issued to shareholders in payment of distributions declared	31,747,376	13,631,621
Cost of shares redeemed	(255,935,508)	(109,953,592)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	314,678,670	360,000,415
Change in net assets	293,910,887	396,316,516
Net Assets:
Beginning of period	664,017,293	267,700,777
End of period (including undistributed net investment income of $2,250,285 and $2,557,386, respectively)	$957,928,180	$664,017,293
See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
18

Notes to Financial Statements
November 30, 2014
1. ORGANIZATION
Federated Equity Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of 13 portfolios. The financial statements included herein are only those of Federated International Strategic Value Dividend Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide income and long-term capital appreciation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).
Investment Valuation
In calculating its net asset value (NAV), the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Fund's Board of Trustees (the “Trustees”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost (adjusted for the accretion of any discount or amortization of any premium) unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security.
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the purchase price of the security, information obtained by contacting the issuer, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded and public trading in similar securities of the issuer or comparable issuers.
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If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.
Fair Valuation and Significant Events Procedures
The Trustees have appointed a Valuation Committee comprised of officers of the Fund, Federated Equity Management Company of Pennsylvania (“Adviser”) and certain of the Adviser's affiliated companies to determine fair value of securities and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Adviser based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
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The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Trustees.
Repurchase Agreements
The Fund may invest in repurchase agreements for short-term liquidity purposes. It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.
The insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.
The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.
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Investment Income, Gains and Losses, Expenses and Distributions
Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that Class A Shares and Class C Shares may bear distribution services fees and other service fees unique to those classes.
Other Service Fees
The Fund may pay other service fees up to 0.25% of the average daily net assets of the Fund's Class A Shares and Class C Shares to unaffiliated financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for other service fees. In addition, unaffiliated third-party financial intermediaries may waive other service fees. This waiver may be modified or terminated at any time. For the year ended November 30, 2014, other service fees for the Fund were as follows:
Other Service Fees Incurred
Class A Shares	$744,698
Class C Shares	257,381
TOTAL	$1,002,079
Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.
Premium and Discount Amortization
All premiums and discounts on fixed-income securities are amortized/accreted using the effective-interest-rate method.
Federal Taxes
It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2014, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2014, tax years 2011 through 2014 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.
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The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.
When-Issued and Delayed-Delivery Transactions
The Fund may engage in when-issued or delayed-delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.
Foreign Exchange Contracts
The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.
Foreign exchange contracts are subject to Master Netting Agreements which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or terminations. Amounts presented on the Portfolio of Investments and Statement of Assets and Liabilities are not net settlement amounts but gross.
At November 30, 2014, the Fund had no outstanding foreign exchange contracts.
The average value at settlement date payable and receivable of foreign exchange contracts purchased and sold by the Fund throughout the period was $4,491 and $8,442, respectively. This is based on the contracts held as of each month-end throughout the fiscal period.
Foreign Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
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Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate.
Additional Disclosure Related to Derivative Instruments
The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2014
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$74,184
Other
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated. The Fund applies Investment Company accounting and reporting guidance.
3. SHARES OF BENEFICIAL INTEREST
The following tables summarize share activity:
Year Ended November 30	2014		2013
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	35,306,667	$152,314,128	44,823,268	$181,831,024
Shares issued to shareholders in payment of distributions declared	2,986,142	12,936,627	1,404,359	5,708,426
Shares redeemed	(26,032,408)	(112,311,513)	(12,141,017)	(49,657,407)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	12,260,401	$52,939,242	34,086,610	$137,882,043

Year Ended November 30	2014		2013
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	13,783,177	$ 59,377,292	13,423,087	$54,503,154
Shares issued to shareholders in payment of distributions declared	796,322	3,434,846	288,365	1,170,342
Shares redeemed	(3,188,016)	(13,575,915)	(1,246,997)	(5,047,299)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	11,391,483	$49,236,223	12,464,455	$50,626,197
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24

Year Ended November 30	2014		2013
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	75,726,367	$327,175,382	54,003,449	$219,988,208
Shares issued to shareholders in payment of distributions declared	3,548,550	15,375,903	1,657,679	6,752,853
Shares redeemed	(30,938,133)	(130,048,080)	(13,616,216)	(55,248,886)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	48,336,784	$212,503,205	42,044,912	$171,492,175
NET CHANGE RESULTING FROM TOTAL FUND SHARE TRANSACTIONS	71,988,668	$314,678,670	88,595,977	$360,000,415
4. FEDERAL TAX INFORMATION
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due to differing treatments for foreign currency transactions.
For the year ended November 30, 2014, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(224,939)	$224,939
Net investment income (loss), net realized gains (losses) and net assets were not affected by the reclassification.
The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2014 and 2013, was as follows:
	2014	2013
Ordinary income[1]	$35,415,440	$15,324,713
Long-term capital gains	$83,408	$—
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

At November 30, 2014, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income[2]	$3,070,811
Net unrealized appreciation	$21,386,694
Undistributed long-term capital gains	$2,934,946
2	For tax purposes, short-term capital gains are considered ordinary income for distribution purposes.
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At November 30, 2014, the cost of investments for federal tax purposes was $926,042,540. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from the translation from FCs to U.S. dollars of assets and liabilities other than investments in securities was $21,492,942. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $67,802,105 and net unrealized depreciation from investments for those securities having an excess of cost over value of $46,309,163.
5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Adviser Fee
The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.75% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the Adviser voluntarily waived $1,092,542 of its fee.
Administrative Fee
Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement. The fee paid to FAS is based on the average daily net assets of the Investment Complex as specified below, plus certain out-of-pocket expenses:
Administrative Fee	Average Daily Net Assets of the Investment Complex
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion
Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, the annualized fee paid to FAS was 0.078% of average daily net assets of the Fund.
Distribution Services Fee
The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:
Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class C Shares	0.75%
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Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. For the year ended November 30, 2014, distribution services fees for the Fund were as follows:
	Distribution Services Fees Incurred	Distribution Services Fees Waived
Class C Shares	$772,143	$400
When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2014, FSC retained $367,168 of fees paid by the Fund. For the year ended November 30, 2014 the Fund's Class A Shares did not incur a distribution services fee; however, it may begin to incur this fee upon approval of the Trustees.
Sales Charges
Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2014, FSC retained $182,914 in sales charges from the sale of Class A Shares. FSC also retained $1,036 and $17,779 of CDSC relating to redemptions of Class A Shares and Class C Shares, respectively.
Other Service Fees
FSSC received $6,923 of other service fees disclosed in Note 2.
Expense Limitation
The Adviser and certain of its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their respective fees and/or reimburse expenses so that the total annual fund operating expenses (as shown in the financial highlights, excluding tax reclaim recovery expenses, expenses allocated from affiliated partnerships, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's Class A Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.10%, 1.85% and 0.85% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) February 1, 2016; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
General
Certain Officers and Trustees of the Fund are Officers and Directors or Trustees of certain of the above companies. To efficiently facilitate payment, Directors'/Trustees' fees and certain expenses related to conducting meetings of the Directors/Trustees and other miscellaneous expenses are paid by an affiliate of the Adviser which in due course are reimbursed by the Fund. Such expenses may be included in Accrued and Miscellaneous Expenses on the Statements of Assets and Liabilities and Statements of Operations, respectively.
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27

Transactions with Affiliated Holdings
Affiliated holdings are investment companies which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated investment companies. For the year ended November 30, 2014, the Adviser reimbursed $9,644. Transactions involving the affiliated holding during the year ended November 30, 2014, were as follows:
Federated Prime Value Obligations Fund, Institutional Shares
Balance of Shares Held 11/30/2013	4,362,161
Purchases/Additions	218,271,482
Sales/Reductions	(217,835,944)
Balance of Shares Held 11/30/2014	4,797,699
Value	$4,797,699
Dividend Income	$5,172
6. Investment TRANSACTIONS
Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2014, were as follows:
Purchases	$392,404,211
Sales	$84,429,811
7. CONCENTRATION OF RISK
The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.
8. LINE OF CREDIT
The Fund participates in a $100,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with PNC Bank. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate offered to the Fund by PNC Bank at the time of the borrowing. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the Fund did not utilize the LOC.
9. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2014, there were no outstanding loans. During the year ended November 30, 2014, the program was not utilized.
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10. Federal TAX
For the fiscal year ended November 30, 2014, 100% of the total ordinary income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distribution on Form 1099-DIV.
If the Fund meets the requirements of Section 853 of the Code, the Fund will pass through to its shareholders credits of foreign taxes paid.
For the fiscal year ended November 30, 2014, the Fund derived $46,560,299 of gross income from foreign sources and paid foreign taxes of $2,844,657.
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29

Report of Independent Registered Public Accounting Firm
TO THE BOARD OF TRUSTEES OF THE FEDERATED EQUITY FUNDS AND SHAREHOLDERS OF Federated InternATIONAL STRATEGIC VALUE Dividend fund:
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Federated International Strategic Value Dividend Fund (the “Fund”), a portfolio of Federated Equity Funds, as of November 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Federated International Strategic Value Dividend Fund as of November 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Boston, Massachusetts
January 23, 2015
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Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or other service fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2014 to November 30, 2014.
ACTUAL EXPENSES
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
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Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2014	Ending Account Value 11/30/2014	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$935.40	$5.34
Class C Shares	$1,000	$932.20	$8.96
Institutional Shares	$1,000	$938.60	$4.13
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,019.55	$5.57
Class C Shares	$1,000	$1,015.79	$9.35
Institutional Shares	$1,000	$1,020.81	$4.31
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:

Class A Shares	1.10%
Class C Shares	1.85%
Institutional Shares	0.85%
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Board of Trustees and Trust Officers
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2014, the Trust comprised 14 portfolio(s), and the Federated Fund Family consisted of 40 investment companies (comprising 131 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Family and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Trust Trustees and is available, without charge and upon request, by calling 1-800-341-7400.
Interested Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 Trustee Indefinite Term Began serving: April 1984	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Family's Executive Committee.
Previous Positions: Chairman of the Federated Fund Family; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Family; Director or Trustee of the Funds in the Federated Fund Family; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.
*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
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INDEPENDENT Trustees Background
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; Chairman and CEO, The Collins Group, Inc. (a private equity firm).
Other Directorships Held: Director, KLX Corp.
Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, Sterling Suffolk Downs, Inc. (racecourse); Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Family; Associate General Secretary and Director, Office for Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as Professor of Law, Duquesne University School of Law and was a member of the Superior Court of Pennsylvania. Judge Lally-Green also holds the positions of: Member, Pennsylvania State Board of Education; Director, Saint Vincent College; Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Our Campaign for the Church Alive!, Inc.; Director, Pennsylvania Bar Institute; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director Cardinal Wuerl Catholic High School.
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Family; Retired.
Other Directorships Held: None.
Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Family; Management Consultant.
Other Directorships Held: None.
Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Vice Chair of the Audit Committee of the Federated Fund Family; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Family; General Counsel, University of Pittsburgh.
Other Directorships Held: None.
Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).
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Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held, Previous Position(s) and Qualifications
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Family; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Other Directorships Held: None.
Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).
OFFICERS
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Family; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Lori A. Hensler Birth Date: January 6, 1967 TREASURER Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Family; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd., and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Family. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1987	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Family; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Family; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Family; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Previous Positions: Served in Senior Management positions with a large regional banking organization.
Stephen F. Auth Birth Date: September 3, 1956 101 Park Avenue 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Family; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
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Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Walter C. Bean Birth Date: June 22, 1945 VICE PRESIDENT Officer since: November 2006 Portfolio Manager since: June 2008	Principal Occupations: Walter C. Bean has been the Fund's Portfolio Manager since June 2008. He is Vice President of the Trust with respect to the Fund. Mr. Bean is a Senior Vice President, Senior Portfolio Manager and the Head of the Strategic Value Team of the Fund's Adviser. Mr. Bean joined Federated in 2000. His previous associations included: various investment management and research positions with C.S. McKee & Company, First Chicago Investment Advisors, CIGNA Investment Advisors and Mellon Bank. Mr. Bean earned a Bachelors Degree in Business Administration from Ohio University and an M.B.A. from the Pennsylvania State University. Mr. Bean has received the Chartered Financial Analyst designation and has 45 years of investment experience.
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Evaluation and Approval of Advisory Contract–May 2014
Federated International Strategic Value Dividend Fund (the “Fund”)
Following a review and recommendation of approval by the Fund's independent trustees, the Fund's Board reviewed and approved at its May 2014 meetings the Fund's investment advisory contract for an additional one-year term. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.
In this connection, the Federated Funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below (the “Evaluation”). The Board considered that Evaluation, along with other information, in deciding to approve the advisory contract.
The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser to a fund and its shareholders, including the performance and expenses of the fund and of comparable funds; the Adviser's cost of providing the services, including the profitability to the Adviser of providing advisory services to a fund; the extent to which the Adviser may realize “economies of scale” as a fund grows larger and, if such economies exist, whether they have been shared with a fund and its shareholders or the family of funds; any “fall-out financial benefits” that accrue to the Adviser because of its relationship with a fund (including research services received from brokers that execute fund trades and any fees paid to affiliates of the Adviser for services rendered to a fund); comparative fee structures, including a comparison of fees paid to the Adviser with those paid by similar funds; and the extent of care, conscientiousness and independence with which the Board members perform their duties and their expertise, including whether they are fully informed about all facts the Board deems relevant to its consideration of the Adviser's services and fees. The Board noted that SEC disclosure requirements regarding the basis for the Board's approval of the Fund's advisory contract generally track the factors listed above. Consistent with these judicial decisions and SEC disclosure requirements, the Board also considered management fees charged to
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institutional and other clients of the Adviser for what might be viewed as like services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.
The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, and in connection with its May meetings, the Board requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's Evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional substantial information in connection with the May meeting at which the Board's formal review of the advisory contract occurred. At this May meeting, senior management of the Adviser also met with the independent trustees and their counsel to discuss the materials presented and any other matters thought relevant by the Adviser or the trustees. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's Evaluation, accompanying data and additional information covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders; the entrepreneurial risk assumed by the Adviser in sponsoring the funds; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in
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the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace.
While mindful that courts have cautioned against giving such comparisons too much weight, the Board has found the use of comparisons of the Fund's fees and expenses to other mutual funds with comparable investment programs to be relevant. In this regard, the Board was presented with, and considered, information regarding the contractual advisory fee rates, net advisory fee rates and total expense ratios relative to a fund's peers. The Board focused on comparisons with other similar mutual funds more heavily than non-mutual fund products or services because it is believed that they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a relevant indicator of what consumers have found to be reasonable in the precise marketplace in which the Fund competes.
The Board reviewed the contractual advisory fee rate, net advisory fee rate where partially waived and other expenses of the Fund and noted the position of the Fund's fee rates relative to its peers. In this regard, the Board noted that the contractual advisory fee rate was below the median of the relevant peer group and that it was satisfied that the overall expense structure of the Fund remained competitive.
By contrast, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts and sub-adviser services). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes and portfolio management techniques made necessary by different cash flows and different associated costs; and the time spent by portfolio managers and their teams, funds financial services, legal, compliance and risk management in reviewing securities pricing, addressing different administrative responsibilities, addressing different degrees of risk associated with management and a variety of different costs. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory fees.
The Fund's ability to deliver competitive performance when compared to its peer group was also deemed to be relevant by the Board as a useful indicator of how the Adviser is executing the Fund's investment program, which in turn was one of the Board's considerations in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract.
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The Senior Officer reviewed information compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups may be helpful, though not conclusive, in judging the reasonableness of proposed fees. The Board considered, in evaluating such comparisons, that in some cases individual funds may exhibit significant and unique differences in their objectives and management techniques when compared to other funds within an industry peer group.
For the periods covered by the Evaluation, the Fund's performance for the three-year period was above the median of the relevant peer group, and the Fund's performance fell below the median of the relevant peer group for the one-year and five-year periods. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund in the context of the other factors considered relevant by the Board.
The Board also received financial information about Federated, including information regarding the compensation and benefits Federated derived from its relationships with the Federated funds. This information covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The information also detailed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reporting as to the institution, adjustment or elimination of these voluntary waivers. In addition, following discussions regarding the Senior Officer's May 2013 recommendations, Federated made meaningful reductions to gross advisory fees for several funds. At the Board meeting in May 2014, the Senior Officer proposed, and the Board approved, reductions in the contractual advisory fees of certain other funds.
Federated furnished information, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, while these cost allocation reports apply consistent allocation processes, the inherent difficulties in allocating costs continues to cause the Senior Officer to question the precision of the process and to conclude that such reports may be unreliable, since a single change in an allocation estimate may dramatically alter the resulting estimate of cost and/or profitability of a fund and may produce unintended consequences. The allocation information, including the Senior Officer's view that fund-by-fund estimations may be unreliable, was considered in the analysis by the Board.
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The Board and the Senior Officer also reviewed information compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer concluded that Federated's profit margins did not appear to be excessive.
The Senior Officer's Evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated family of funds, such as personnel and processes for the portfolio management, shareholder services, compliance, internal audit, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund family as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's Evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size.
The Senior Officer noted that, subject to the comments and recommendations made within his Evaluation, his observations and the information accompanying the Evaluation supported a finding by the Board that the management fees for each of the funds were reasonable. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract.
In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund. The Board concluded that, in light of the factors discussed above, including the nature, quality and scope of the services provided to the Fund by the Adviser and its affiliates, continuation of the advisory contract was appropriate.
The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.
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Voting Proxies on Fund Portfolio Securities
A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Quarterly Portfolio Schedule
The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation.
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Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.
This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International Strategic Value Dividend Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
CUSIP 314172388
CUSIP 314172370
CUSIP 314172362
39834 (1/15)
Federated is a registered trademark of Federated Investors, Inc.
2015 ©Federated Investors, Inc.

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3. Audit Committee Financial Expert

The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   John T. Collins, Thomas M. O'Neill and John S. Walsh.

Item 4. Principal Accountant Fees and Services

a) Audit Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $404,900

Fiscal year ended 2013 - $366,000

(b) Audit-Related Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $60

Fiscal year ended 2013 - $0

Travel to Audit Committee Meetings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $3,743 and $10,580 respectively. Fiscal year ended 2014- Audit consent fee for N-1A filing. Fiscal year ended 2013- Audit consent fees for N-14 merger document.

(c) Tax Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $34,300

Fiscal year ended 2013 - $110,950

Fiscal year ended 2014- Service fee for tax reclaim recovery filings.

Fiscal year ended 2013- Service fee for tax reclaim recovery filings.

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $6,162 and $9,720 respectively. Fiscal year ended 2014- Service fee for transfer pricing analysis of co-advisory services. Fiscal year ended 2013- Service fee for tax reclaim recovery.

(d) All Other Fees billed to the registrant for the two most recent fiscal years:

Fiscal year ended 2014 - $0

Fiscal year ended 2013 - $0

Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $30,002 and $16,337 respectively. Fiscal year ended 2014- Service fee for analysis of potential Passive Foreign Investment Company holdings. Fiscal year ended 2013- Service fee for analysis of potential Passive Foreign Investment Company holdings.

(e)(1) Audit Committee Policies regarding Pre-approval of Services.

The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

Certain services have the general pre-approval of the Audit Committee. The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services. The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations. The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

The Audit Committee has delegated pre-approval authority to its Chairman. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)	The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant at the time of the engagement to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

(e)(2) Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

4(b)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 - 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(c)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

4(d)

Fiscal year ended 2014 – 0%

Fiscal year ended 2013 – 0%

Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:

Fiscal year ended 2014 - $173,125

Fiscal year ended 2013 - $266,343

(h) The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not Applicable; Fund had no divestments during the reporting period covered since the previous Form N-CSR filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

No Changes to Report

Item 11. Controls and Procedures

(a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics- Not Applicable to this Report.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer.

(a)(3) Not Applicable.

(b) Certifications pursuant to 18 U.S.C. Section 1350.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Federated Equity Funds

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /S/ J. Christopher Donahue

J. Christopher Donahue, Principal Executive Officer

Date January 21, 2015

By /S/ Lori A. Hensler

Lori A. Hensler, Principal Financial Officer

Date January 21, 2015